                                                                   EXHIBIT 10.12







                             SOUTHWEST AIRLINES CO.



                                   401(k) PLAN


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                             SOUTHWEST AIRLINES CO.
                                  401 (k) PLAN



                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

ARTICLE I - PURPOSE...........................................................1

ARTICLE II DEFINITIONS AND CONSTRUCTION.......................................2

   2.1.  DEFINITIONS..........................................................2
   2.2.  CONSTRUCTION.........................................................8

ARTICLE III - ELIGIBILITY AND PARTICIPATION...................................9

   3.1.  ELIGIBILITY REQUIREMENTS.............................................9
   3.2.  NOTIFICATION OF ELIGIBILITY..........................................9
   3.3.  RE-ENTRY OF PRIOR MEMBERS............................................9

ARTICLE IV - CONTRIBUTIONS....................................................9

   4.1.  SALARY REDUCTION CONTRIBUTIONS.......................................9
   4.2.  COMPANY MATCHING CONTRIBUTIONS......................................10
   4.3.  QUALIFIED NONELECTIVE CONTRIBUTIONS.................................10
   4.4.  SEVEN THOUSAND DOLLAR ($7,000.00) TEST..............................10
   4.5.  DEFERRAL PERCENTAGE TEST............................................10
   4.6.  CONTRIBUTION PERCENTAGE TEST........................................12
   4.7.  ROLLOVER CONTRIBUTIONS..............................................13

ARTICLE V - ADJUSTMENT OF INDIVIDUAL ACCOUNTS................................14

   5.1.  INDIVIDUAL ACCOUNTS.................................................14
   5.2.  METHOD OF ADJUSTMENT................................................15
   5.3.  SALARY DEFERRAL ELECTIONS...........................................15

ARTICLE VI - ALLOCATIONS.....................................................16

   6.1.  SALARY REDUCTION, COMPANY MATCHING, AND ROLLOVER CONTRIBUTIONS......16
   6.2.  QUALIFIED NONELECTIVE CONTRIBUTIONS.................................16
   6.3.  FORFEITURES.........................................................17
   6.4.  NOTIFICATION TO MEMBERS.............................................17
   6.5.  MAXIMUM ANNUAL ADDITION TO ACCOUNT OR BENEFIT.......................17

ARTICLE VII - RETIREMENT.....................................................19

   7.1.  NORMAL OR LATE RETIREMENT...........................................19
   7.2.  BENEFIT.............................................................19

ARTICLE VIII - DEATH.........................................................20

   8.1.  DEATH OF PARTICIPANT................................................20
   8.2.  DESIGNATION OF BENEFICIARY..........................................20
   8.3.  BENEFIT.............................................................20
   8.4.  NO BENEFICIARY......................................................20


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
ARTICLE IX - DISABILITY......................................................21

   9.1.  DISABILITY..........................................................21
   9.2.  BENEFIT.............................................................21

ARTICLE X - TERMINATION OF EMPLOYMENT AND FORFEITURES........................21

   10.1.    ELIGIBILITY AND BENEFITS.........................................21
   10.2.    TIME OF PAYMENT..................................................22
   10.3.    FORFEITURES......................................................22
   10.4.    FORFEITURE FOR CAUSE.............................................22

ARTICLE XI - WITHDRAWALS AND LOANS...........................................23

   11.1.    LOANS TO MEMBERS.................................................23
   11.2.    WITHDRAWALS......................................................24

ARTICLE XII - INVESTMENT OF THE TRUST FUND...................................26

   12.1.    MEMBER DIRECTION OF INVESTMENT...................................26
   12.2.    CONVERSION OF INVESTMENTS........................................27

ARTICLE XIII - ADMINISTRATION................................................28

   13.1.    APPOINTMENT OF COMMITTEE.........................................28
   13.2.    COMMITTEE POWERS AND DUTIES......................................28
   13.3.    DUTIES AND POWERS OF THE PLAN ADMINISTRATOR......................29
   13.4.    RULES AND DECISIONS..............................................30
   13.5.    COMMITTEE PROCEDURES.............................................30
   13.6.    AUTHORIZATION OF BENEFIT PAYMENTS................................30
   13.7.    PAYMENT OF EXPENSES..............................................30
   13.8.    INDEMNIFICATION OF MEMBERS OF THE COMMITTEE......................30

ARTICLE XIV - NOTICES........................................................31

   14.1.    NOTICE TO TRUSTEE................................................31
   14.2.    SUBSEQUENT NOTICES...............................................31
   14.3.    RELIANCE UPON NOTICE.............................................31

ARTICLE XV - BENEFIT PAYMENTS................................................31

   15.1.    METHOD OF PAYMENT................................................31
   15.2.    TIME OF PAYMENT..................................................31
   15.3.    CASH OUT DISTRIBUTION............................................33
   15.4.    MINORITY OR DISABILITY PAYMENTS..................................34
   15.5.    DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS....................34
   15.6.    DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS...............35

ARTICLE XVI - TRUSTEE........................................................36

   16.1.    APPOINTMENT OF TRUSTEE...........................................36
   16.2.    APPOINTMENT OF INVESTMENT MANAGER................................36
   16.3.    RESPONSIBILITY OF TRUSTEE AND INVESTMENT MANAGER.................36
   16.4.    BONDING OF TRUSTEE AND INVESTMENT MANAGER........................37

ARTICLE XVII - AMENDMENT AND TERMINATION OF PLAN.............................37

   17.1.    AMENDMENT OF PLAN................................................37
   17.2.    TERMINATION OF PLAN..............................................37
   17.3.    SUSPENSION AND DISCONTINUANCE OF CONTRIBUTIONS...................37
   17.4.    LIQUIDATION OF TRUST FUND........................................38
   17.5.    CONSOLIDATION OR MERGER..........................................38

ARTICLE XVIII - GENERAL PROVISIONS...........................................38

   18.1.    NO EMPLOYMENT CONTRACT...........................................38
   18.2.    MANNER OF PAYMENT................................................39
   18.3.    NONALIENATION OF BENEFITS........................................39
   18.4.    TITLES FOR CONVENIENCE ONLY......................................39
   18.5.    VALIDITY OF PLAN.................................................39
   18.6.    PLAN BINDING.....................................................39
   18.7.    RETURN OF CONTRIBUTIONS..........................................39
   18.8.    MISSING MEMBERS OR BENEFICIARIES.................................40
   18.9.    QUALIFIED MILITARY SERVICE.......................................40

ARTICLE XIX - TOP-HEAVY RULES................................................40

   19.1.    DEFINITIONS......................................................40
   19.2.    DETERMINATION OF TOP-HEAVY STATUS................................41
   19.3.    MINIMUM COMPANY CONTRIBUTION.....................................42

ARTICLE XX - FIDUCIARY PROVISIONS............................................43

   20.1.    GENERAL ALLOCATION OF DUTIES.....................................43
   20.2.    FIDUCIARY DUTY...................................................43
   20.3.    FIDUCIARY LIABILITY..............................................43
   20.4.    CO-FIDUCIARY LIABILITY...........................................43
   20.5.    DELEGATION AND ALLOCATION........................................44


                                       iii
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                             SOUTHWEST AIRLINES CO.
                                   401(k) PLAN


                                    PREAMBLE

         WHEREAS, SOUTHWEST AIRLINES CO., a corporation formed under the laws of the State of Texas (the "Company") has previously adopted a profit sharing plan and trust designated as the Southwest Airlines Co. Profit Sharing Plan, effective as of January 1, 1973, which was subsequently amended and restated in its entirety, effective as of January 1, 1986, and which was again amended and restated in its entirety, effective as of January 1, 1991, to comply with the Tax Reform Act of 1986 and subsequent legislation and to continue the cash or deferred feature of the plan as a separate Plan (the "Prior Plan"); and

         WHEREAS, the Company now desires to again amend and restate the Prior Plan in its entirety for compliance with the Uruguay Round Agreements Act ("GATT"), the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and subsequent legislation and to incorporate amendments that have previously been made (hereinafter referred to as the "Plan");

         NOW, THEREFORE, in consideration of the premises and to carry out the purposes and intent as set forth above, effective as of January 1, 1997, except as otherwise specifically provided herein, the Prior Plan is hereby restated and amended in its entirety, superseded and replaced by this Plan, and the Company does hereby adopt this restated Plan for the benefit of its eligible employees. There will be no gap or lapse in time or effect between such plans, and the existence of a qualified plan shall be continuous and uninterrupted.

         The terms and conditions of this Plan are as follows:

                                   ARTICLE I
                                     Purpose

         The purpose of this Plan is to reward Employees of the Company for their loyal and faithful service, to help the Employees accumulate funds for their later years, and to provide funds for their Beneficiaries in the event of death or disability. The benefits provided by this Plan will be paid from a Trust Fund established by the Company and will be in addition to the benefits Employees are entitled to receive under any other programs of the Company and under the Social Security Act.

         This Plan and the separate related Trust forming a part hereof are established and shall be maintained for the exclusive benefit of the Members hereunder and their Beneficiaries. No part of the Trust Fund can ever revert to the Company, except as hereinafter provided, or be used for or diverted to purposes other than the exclusive benefit of the Members of this Plan and their Beneficiaries.

                                   ARTICLE II
                          Definitions and Construction

         2.1. Definitions: Where the following words and phrases appear in this Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary:

                  (a) Affiliate: A member of a controlled group of corporations (as defined in Section 414(b) of the Code), a group of trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c) of the Code), or an affiliated service group (as defined in Section 414(m) of the Code) of which the Company is a member, or any entity otherwise required to be aggregated with the Company pursuant to Section 414(o) of the Code and the regulations issued thereunder.

                  (b) Allocation Date: The date on which Annual Additions (as defined in subsection 6.5(b) hereof) are to be allocated to the Individual Accounts of the Members of the Plan, such date to be the last day of each Plan Year.

                  (c) Annual Compensation: The total amounts paid by the Company to an Employee as remuneration for personal services rendered during each Plan Year including any amounts not includable in the gross income of the Employee pursuant to Sections 125, 402(e)(3), 403(b), 457 or 402(h)(1)(B) (and effective January 1, 1998, 132(f)(4)) of the Code and expense allowances (to the extent includable in the gross income of the Employee), but excluding director's fees, expense reimbursements and nontaxable expense allowances, prizes and awards, (effective September 16, 1999, items of imputed income), contributions made by the Company under this Plan or any other employee benefit plan or program it maintains, such as group insurance, hospitalization or like benefits, amounts realized or recognized from qualified or nonqualified stock options or when restricted stock or property held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, and amounts, if any, paid to an Employee in lieu of a Company contribution to the Southwest Airlines Co. Profit Sharing Plan in the event that such Company contribution would constitute an annual addition, as defined in Section 415(c)(2) of the Code, in excess of the limitations under Section 415(c) of the Code. Annual Compensation shall include amounts otherwise includable, as provided above, that are paid by the Company to the Employee through another person, pursuant to the common paymaster provisions of Sections 3121(s) and 3306(p) of the Code.

                  Effective January 1, 1999, the Annual Compensation of each Member or former Member taken into account under the Plan for any Plan Year shall not exceed $150,000, as adjusted by the Secretary of the Treasury for increases in the cost of living at the time and in the manner set forth in Section 401(a)(17)(B) of the Code. If a Plan Year consists of fewer than twelve (12) months, then the $150,000 limitation will be multiplied by a fraction, the numerator of which is the number of months in the Plan Year, and the denominator of which is twelve
         (12). Furthermore, for purposes of an allocation under the Plan based on Annual Compensation, Annual Compensation shall only include amounts actually paid to an Employee during the period he is a Member of the Plan.

                  (d) Beneficiary: A person designated by a Member or former Member to receive benefits hereunder upon the death of such Member or former Member.

                  (e) Break in Service: An Employee shall have a Break in Service for each Plan Year in which he completes fewer than 501 Hours of Service with the Company unless he is on a leave of absence authorized by the Company in accordance with its leave policy.

                  (f) Code: The Internal Revenue Code of 1986, as amended.

                  (g) Committee: The persons who may be appointed to administer the Plan in accordance with Article XIII.

                  (h) Common Stock: The common stock of the Company.

                  (i) Company: Southwest Airlines Co., or its successor or successors.

                  (j) Company Matching Contributions: Contributions that may be made by the Company for any Plan Year on behalf of a Member who has elected to receive Salary Reduction Contributions for such Plan Year as provided in Section 4.2 hereof. Company Matching Contributions shall be determined on behalf of Members whose conditions of employment are governed by a collective bargaining agreement between the Company and a labor union in accordance with the terms of such collective bargaining agreement, as then in effect, and shall be determined on behalf of Members whose conditions of employment are not so governed in the sole and absolute discretion of the board of directors of the Company.

                  (k) Company Matching Contribution Account: A separate subaccount to which is credited a Member's Company Matching Contributions, if any, and any earnings attributable thereto, adjusted to reflect any withdrawals, distributions, or investment losses attributable thereto.

                  (l) Disability: A physical or mental condition which, in the judgment of the Committee, totally and presumably permanently prevents the Employee from engaging in any substantial gainful employment with the Company. A determination of Disability shall be based upon competent medical evidence satisfactory to the Committee. The Committee shall apply the rules with respect to Disability uniformly and consistently to all Employees in similar circumstances.

                  (m) Effective Date: January 1, 1997, except as otherwise specifically provided herein.

                  (n) Employee: Any person who is receiving remuneration for personal services rendered to the Company, or who would be receiving such remuneration except for an authorized leave of absence; provided, however, that any individual whose conditions of employment are governed by a collective bargaining agreement between the Company and a labor union shall not be considered an Employee unless the collective bargaining agreement provides for coverage of such individual under the Plan. In no event shall any individual employed by TranStar Airlines or any other Affiliate or subsidiary of the Company be considered an Employee. Notwithstanding the foregoing, individuals whose conditions of employment are governed by a collective bargaining agreement that does not provide for coverage of such individual under the Plan shall nonetheless be deemed to be an Employee for purposes of crediting service pursuant to the provisions of subsections 2.1(s), (ii) and (mm) hereunder.

                  The term "Employee" shall also include any "leased employee," as such term is defined below, deemed to be an employee of an Employer or any Affiliate as provided in Sections 414(n) or (o) of the Code. The term "leased employee" means any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction of or control by the recipient. Contributions or benefits provided by the leasing organization that are attributable to services performed for the recipient shall be treated as provided by the recipient. Notwithstanding the foregoing, a leased employee shall not be considered an employee of the recipient if: (i) such employee is covered by a money purchase pension plan that provides: (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement that are excludable from the employee's gross income under Section 125,
         Section 402(e)(3), Section 402(h)(1)(B), or Section 403(b) of the Code,
         (2) immediate participation, and (3) full and immediate vesting; and
         (ii) leased employees do not constitute more than twenty percent (20%) of the recipient's nonhighly compensated work force.

                  (o) Entry Date: January 1, April 1, July 1 and October 1 of each year.

                  (p) ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                  (q) Fund or Trust Fund: All assets of whatsoever kind or nature held from time to time by the Trustee in the Trust Fund forming a part of this Plan, without distinction as to income and principal and without regard to source, i.e., allocations, contributions, earnings, forfeitures, or gifts.

                  (r) Highly Compensated Employee: The term Highly Compensated Employee includes highly compensated active employees and highly compensated former employees. A highly compensated active employee includes any Employee who performs Service for the Company during the determination year and who, during the look-back year received compensation from the Company in excess of $80,000 (as adjusted pursuant to Section 415(d) of the Code). The term Highly Compensated Employee also includes Employees who are Five Percent (5%) Owners (as defined in Section 19.1(f) hereof) at any time during the look-back year or determination year. For purposes of this Section 2.1(s), the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year. For purposes of this Section 2.1(r), the term "compensation" shall have the same meaning as set forth in Section 415(c)(3) of the Code.

                  A highly compensated former employee includes any Employee who separated from service (or was deemed to have separated from service) prior to the determination year, performs no Service for the Company during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday. The determination of the identity of Highly Compensated Employees will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

                  (s) Hour of Service: An Hour of Service shall include all hours for which pay is received or for which an Employee is entitled to payment, whether worked or not, plus service credit on the basis of the number of his regularly scheduled working hours for any other period of absence for which the Employee is paid or entitled to payment and which is authorized by the Company in accordance with its uniform leave policy for vacation, holiday, sick leave, illness, Disability, layoff, military service, or civic duty. In no event shall credit for the number of Hours of Service attributable to a single continuous period for which no duties are performed exceed 501. Service credit shall also be given for each other leave of absence authorized by the Company for which the Employee is paid or entitled to payment.

                  Hours of Service shall be computed on an equivalency basis, whereby for each month during which an Employee would be credited with at least one Hour of Service (or, in the case of flight attendants, one trip), such Employee shall be credited with one hundred ninety (190) Hours of Service.

                  These hours must be credited to Employees in the computation period during which the duties were performed, or if no duties were performed, during which the applicable period of absence occurred, and not when paid, if different. Credit must also be given, without duplicating any hours described above, for each hour for which back pay, irrespective of mitigation of damages, has been awarded or agreed to by the Company. These hours must be credited in the computation period or periods to which the award or agreement pertains rather than that in which the payment, award, or agreement was made.

                  In determining the number of Hours of Service to be credited to an Employee in the case of a payment that is made or due to an Employee under the provisions of the paragraphs above, the Committee shall apply the rules set forth in Department of Labor Regulations 2530.200 b-2(b) and (c), which rules are incorporated into and made a part of this Plan by reference.

                  For purposes of determining whether an Employee has incurred a Break in Service as defined in Section 2.1(e), the Committee shall credit an Employee with Hours of Service during absence from work for maternity or paternity reasons that would otherwise have been credited to such Employee but for such absence. For purposes of this Plan, an Employee shall be deemed to be on maternity or paternity leave if the

         Employee's absence from work is (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be limited to the lesser of (1) the number necessary to prevent the Employee from incurring a Break in Service or (2) 501 Hours of Service. Hours of Service credited under this paragraph shall be credited in the Plan Year in which the absence begins, but if the Employee does not need those Hours of Service to prevent a Break in Service in the Plan Year in which the absence began, then they shall be credited in the immediately following Plan Year.

                  Hours of Service during the period prior to January 1, 1976 shall be determined from whatever records may be reasonably accessible to the Company and, if such records are insufficient, the Company may make whatever calculations are necessary to approximate Hours of Service for such period in a manner uniformly applicable to all Employees similarly situated. These provisions shall be construed by resolving any questions or ambiguities in favor of crediting Employees with Hours of Service.

                  (t) Individual Account: The account or record maintained by the Committee showing the monetary value of the individual interest in the Trust Fund of each Member, former Member, and Beneficiary.

                  (u) Investment Managers: The qualified and acting Investment Managers, as defined in ERISA, who under this Plan may be appointed by the Company to invest and manage Plan assets as fiduciaries.

                  (v) Member: An Employee who has met the eligibility requirements for participation in this Plan, as set forth in Article III hereof.

                  (w) Named Fiduciary: The Committee shall be the Named Fiduciary designated to manage the operation and administration of the Plan.

                  (x) Normal Retirement Date: The date on which a Member attains the age of sixty (60) years.

                  (y) Plan: Southwest Airlines Co. 401(k) Plan, as amended from time to time.

                  (z) Plan Administrator: Such person or persons as designated by the Committee, which shall be the Committee unless and until it designates such other person or persons.

                  (aa) Plan Year: The annual period beginning January 1st and ending December 31st, both dates inclusive of each year.

                  (bb) Prior Plan: The Southwest Airlines Co. 401(k) Plan, effective January 1, 1991, as heretofore amended and restated from time to time.

                  (cc) Qualified Nonelective Contributions: Contributions which may, at the election of the Company, be made to the Plan by the Company in an amount necessary to assure the Plan's compliance with the deferral percentage test described in Section 4.5 hereof or the contribution percentage test described in Section 4.6 hereof.

                  (dd) Retirement: Termination of employment after a Member has reached his Normal Retirement Date. Retirement shall be considered as commencing on the day immediately following a Member's last day of employment.

                  (ee) Rollover Contributions: Contributions that may be made to the Plan by a Member or Employee, as provided in Section 4.7 hereof.

                  (ff) Rollover Contribution Account: A separate subaccount to which is credited a Member's or Employee's Rollover Contributions, if any, and any earnings attributable thereto, adjusted to reflect any withdrawals, distributions, or investment losses attributable thereto

                  (gg) Salary Reduction Contributions: Contributions made to the Plan by the Company, at the election of a Member, in lieu of cash compensation, pursuant to a salary reduction agreement, as provided in
         Section 4.1 hereof.

                  (hh) Salary Reduction Contribution Account: A separate subaccount to which is credited a Member's Salary Reduction Contributions, Qualified Nonelective Contributions, if any, and any earnings attributable thereto, adjusted to reflect any withdrawals, distributions, or investment losses attributable thereto.

                  (ii) Service: A period or periods of employment by an Employee used in determining eligibility for Plan participation or in determining the amount of benefits. If the Company is a member of a controlled group of corporations (as defined in Section 414(b) of the Code), is one of a group of trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c) of the Code), is a member of an affiliated service group (as defined in Section 414(m) of the Code), or is otherwise required to be aggregated with any entity pursuant to Section 414(o) of the Code and the regulations issued thereunder, then Service shall include any employment with any member of such controlled group of corporations, such group of trades or businesses under common control, such affiliated service group, or such other entity required to be so aggregated, including Service prior to the Effective Date.

                  (jj) Trust: Southwest Airlines Co. 401(k) Trust, as amended from time to time, which was established to hold and invest Salary Reduction Contributions, Company Matching Contributions, and Qualified Nonelective Contributions, if any, made under the Plan and Prior Plan for the exclusive benefit of the Members included in the Plan from which the benefits will be distributed.

                  (kk) Trustee: The qualified and acting Trustee under the Trust, who shall be the fiduciary designated to invest and manage the Plan assets, other than those that may be managed exclusively by an Investment Manager, and to operate and administer the Trust Fund.

                  (ll) Valuation Date: Each business day on which the financial markets are open for trading activity.

                  (mm) Vesting Service: Vesting Service is the period of employment used in determining eligibility for benefits. A year of Vesting Service shall be granted for each Plan Year in which an Employee has completed 1,000 or more Hours of Service with the Company, subject to the following exceptions:

                           (i) Vesting Service prior to January 1, 1973 shall be
                  excluded.

                           (ii) Vesting Service completed after December 31,
                  1972 and prior to January 1, 1976 shall be excluded if such service would have been disregarded under the break in service rules of the Prior Plan, as then in effect. For this purpose, break in service rules are those rules that result in the loss of prior vesting because of service termination or failure to complete a required period of service within a specified time.

                           (iii) Prior to January 1, 1985, in the case of an
                  Employee who has any Break in Service, all years of Vesting Service incurred after such Break shall be disregarded for purposes of measuring years of Vesting Service before such Break. However, effective January 1, 1985 and thereafter, in the case of an Employee who has a Break in Service, his years of Vesting Service before such Break in Service shall not be taken into account until he has completed a year of Vesting Service following his reemployment. In the case of an Employee who has five (5) or more consecutive Breaks in Service, all years of Vesting Service incurred after such Breaks in Service will be disregarded for purposes of measuring years of Vesting Service before such Breaks in Service.

                           (iv) Prior to January 1, 1985, if an Employee who
                  does not have any nonforfeitable right to his Company Matching Contribution Account incurs a period of consecutive Breaks in Service that equals or exceeds the aggregate number of years of Vesting Service incurred before such period, then all of his prior years of Vesting Service before such period shall no longer be credited to him. However, effective January 1, 1985, and thereafter, if an Employee who does not have any nonforfeitable right to his Company Matching Contribution Account incurs a period of consecutive Breaks in Service that equals or exceeds the greater of (1) five or (2) the aggregate number of years of Vesting Service incurred before such period, then all of his prior years of Vesting Service before such period shall no longer be credited to him.

         2.2. Construction: The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Plan, not to any particular provision or section. The Plan and Trust shall each form a part of the other by reference, and terms shall be used therein interchangeably.

                                  ARTICLE III
                          Eligibility and Participation

         3.1. Eligibility Requirements: Every Employee on the Effective Date, who was a Member in the Prior Plan on the day before the Effective Date, shall continue to be a Member in the Plan. Every other Employee shall be eligible to become a Member in the Plan as of the first Entry Date concurrent with or next following his employment commencement date. The employment commencement date is the first day for which an Employee is entitled to be credited hereunder with an Hour of Service. Non-resident aliens who receive no earned income from the Company that constitutes income from sources within the United States shall not be eligible to participate in the Plan. A person who is not treated as an Employee on the Company's books and records (such as a person who as a matter of practice is treated by the Company as an independent contractor, but who is later determined to be an Employee as a matter of fact) shall not be an eligible Employee during any part of a Plan Year in which such person was not treated as an Employee despite any retroactive recharacterization.

         3.2. Notification of Eligibility: The Committee shall promptly notify in writing each Employee of his qualification as a Member and shall furnish each new Member a copy of such explanation of the Plan as the Committee shall provide for that purpose. Any Employee who is eligible to become a Member may elect to participate in the Plan upon the date on which he first becomes eligible by executing and filing with the Committee, prior to or upon such date, an application form furnished by the Committee. An Employee who does not become a Member on the date on which he first becomes eligible may become a Member on any subsequent Entry Date by executing and filing with the Committee, prior to or upon such date, an application form furnished by the Committee.

         3.3. Re-entry of Prior Members: An Employee who terminates employment after becoming a Member hereunder shall be eligible to participate immediately upon his completion of one Hour of Service following his reemployment by the Company. An Employee who terminates employment after satisfying the requirements of Section 3.1 hereof, but prior to the first Entry Date following the satisfaction of such requirements, shall be eligible to participate immediately upon his completion of one Hour of Service following his reemployment by the Company, or if later, the first Entry Date following the satisfaction of such requirements.

                                   ARTICLE IV
                                  Contributions

         4.1. Salary Reduction Contributions: Each Member may elect to have contributed on his behalf to the Trust Fund, on a pre-tax basis, any whole percentage of his Annual Compensation which is not less than one percent (1%) and which does not exceed fifteen percent (15%); provided, however, such amount may not exceed Seven Thousand Dollars ($7,000.00), indexed for increases in the cost of living as provided in Section 402(g)(5) of the Code, in any taxable year of such Member. Salary Reduction Contributions shall be elected pursuant to a salary deferral election, in accordance with Section 5.3 hereof. Salary Reduction Contributions are at all times one hundred percent (100%) vested and nonforfeitable. Salary Reduction Contributions made on behalf of a Member shall be added to the Trust Fund as soon as practicable after deduction from a Member's paycheck and shall be credited to the Individual Account of the Member as of each Valuation Date, as provided in
Section 6.1.

         4.2. Company Matching Contributions: The Company may, as provided below, contribute to the Trust Fund a Company Matching Contribution. Company Matching Contributions shall be determined on behalf of Members whose conditions of employment are governed by a collective bargaining agreement between the Company and a labor union in accordance with the terms of such collective bargaining agreement, as then in effect, and shall be determined on behalf of Members whose conditions of employment are not so governed, in the sole and absolute discretion of the board of directors of the Company. If a Company Matching Contribution is made, such Contribution will equal a specified percentage of the Member's Salary Reduction Contributions, not to exceed the specific dollar amount set forth in the collective bargaining agreement, if applicable, or otherwise established by the board of directors of the Company. Company Matching Contributions shall be added to the Trust Fund as soon as practicable after deduction of the applicable Salary Reduction Contributions from a Member's paycheck and credited, as of each Valuation Date, to the Company Matching Contribution Account of each Member who has elected to have Salary Reduction Contributions made to the Trust Fund on his behalf during the applicable period.

         4.3. Qualified Nonelective Contributions: The Company may, for each Plan Year, contribute to the Trust Fund Qualified Nonelective Contributions. Qualified Nonelective Contributions are at all times one hundred percent (100%) vested and nonforfeitable. Qualified Nonelective Contributions shall be added to and become a part of the Trust Fund, and as of each Allocation Date, shall be credited to the Individual Accounts of the Members, as provided in Section 6.2.

         4.4. Seven Thousand Dollar ($7,000.00) Test: If a Member's Salary Reduction Contributions hereunder should exceed Seven Thousand Dollars ($7,000.00), indexed for increases in the cost of living as set forth in Section 402(g)(5) of the Code, in any taxable year of the Member, the excess (with earnings thereon) shall be distributed to the Member. If the Member also participates in another elective deferral program (within the meaning of Section 402(g)(3) of the Code), and if when aggregating his elective deferrals under all such programs an excess of deferral contributions arises under the dollar limitation in Code Section 402(g) with respect to such Member, the Member shall, no later than March 1st following the close of the Member's taxable year, notify the Committee as to the portion of such excess deferrals to be allocated to this Plan, and such excess so allocated to this Plan (with earnings thereon) shall be distributed to the Member. In the event there is a loss allocable to an excess deferral, any distribution to a member as required by this Section shall be no greater than the lesser of: (a) the value of the Member's Salary Reduction Contribution Account or (b) the Member's excess deferrals for the Plan Year. Any distribution under this Section shall be made to the Member no later than the April 15th immediately following the close of the Member's taxable year for which such excess deferrals were made.

         4.5. Deferral Percentage Test: As soon as administratively feasible after the end of each Plan Year (or other applicable period), the Committee shall determine:

                  (a) The "deferral percentage" for each Employee who is then eligible for Salary Reduction Contributions, which in the case of a Highly Compensated Employee, shall be the ratio of the amount of such Highly Compensated Employee's Salary Reduction Contributions for such Plan Year to the Highly Compensated Employee's compensation (as defined in Section 2.1(r) hereof) for such Plan Year and which, in the case of an Employee who is not a Highly Compensated Employee, shall be the ratio of the amount of such Employee's Salary Reduction Contributions for the prior Plan Year to such Employee's compensation (as defined in Section 2.1(r) hereof) for the prior Plan Year;

                  (b) The "highly compensated deferral percentage," which shall be the average of the "deferral percentages" for all Highly Compensated Employees then eligible for Salary Reduction Contributions; and

                  (c) The "nonhighly compensated deferral percentage," which shall be the average of the "deferral percentages" for all Employees then eligible for Salary Reduction Contributions who were not included in the "highly compensated deferral percentage" in (b) above.

         In no event shall the "highly compensated deferral percentage" exceed the greater of: (1) a deferral percentage equal to one and one-fourth (1-1/4) times the "nonhighly compensated deferral percentage" or (2) a deferral percentage equal to two (2) times the "nonhighly compensated deferral percentage," but not more than two (2) percentage points greater than the "nonhighly compensated deferral percentage," or such lesser amount as the Secretary of Treasury may prescribe to prevent the multiple use of this alternative limitation, as set forth in Section 1.401(m)-2(b) of the Treasury Regulations. In the event that multiple use of the alternative limitation occurs with respect to any Plan Year, then either the "highly compensated contribution percentage," as defined in Section 4.5 hereof, or the "highly compensated deferral percentage," as defined above, shall be reduced, such reduction and the Highly Compensated Employees to whom such reduction shall apply to be determined by the Committee in accordance with Section 1.401(m)-2(c) of the Treasury Regulations. If the above deferral percentage test would otherwise be violated as of the end of the Plan Year, then subject to satisfaction of the conditions described in Section 401(k)-1(b)(5) of the Treasury Regulations, the "deferral percentage," as defined in (a) above, shall instead be the ratio of the sum of the Employee's Salary Reduction Contributions, Qualified Nonelective Contributions, if any, and to the extent necessary to satisfy the deferral percentage test, Company Matching Contributions for the applicable Plan Year to the Employee's compensation (as defined in Section 2.1(s) hereof) for the applicable Plan Year. Any Company Matching Contributions so utilized to satisfy the deferral percentage test shall at all times be one hundred percent (100%) vested and nonforfeitable and shall be excluded from consideration for purposes of the contribution percentage test described in Section 4.6. If after consideration of Qualified Nonelective Contributions, if any, and applicable Company Matching Contributions, as described above, the deferral percentage test would still be violated as of the end of the Plan Year, then notwithstanding any other provision hereof, every Salary Reduction Contribution included in the "highly compensated deferral percentage" for a Member whose deferral percentage is greater than the permitted maximum shall be revoked to the extent necessary to comply with such deferral percentage test, and the amount of such Salary Reduction Contribution, to the extent revoked, shall constitute an "excess contribution" to be distributed to such Member (with earnings thereon) no later than the last day of the Plan Year following the Plan Year for which such contribution was made. Excess contributions are allocated to the Highly Compensated Employees with the largest amounts of Employer contributions that are taken into account in calculating the deferral percentage test for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Employer contributions and continuing in descending order until all excess contributions have been allocated. For purposes of the preceding sentence, the "largest" amount is determined after distribution of any amounts distributed hereunder pursuant to Section 4.4 hereof. In the event there is a loss allocable to an excess contribution, any distribution to a Member as required by this Section shall be no greater than the lesser of: (a) the value of the Member's Salary Reduction Contribution Account or (b) the Member's excess contribution for the Plan Year during which such excess contribution was made.

         If a Highly Compensated Employee participates in two (2) or more plans maintained by the Company or any Affiliate that are subject to the deferral percentage test, then such Employee's deferral percentage shall be determined by aggregating his participation in all such plans. In addition, if the Company maintains two (2) or more plans subject to the deferral percentage test and such plans are treated as a single plan for purposes of the coverage requirements for qualified plans under Code Section 410(b), then such plans are treated as a single plan for purposes of the deferral percentage test.

         4.6. Contribution Percentage Test: As soon as administratively feasible after each Plan Year (or other applicable period), the Committee shall determine:

                  (a) The "contribution percentage" for each Employee who is then eligible to receive Company Matching Contributions, which in the case of a Highly Compensated Employee, shall be the ratio of the sum of such Employee's Company Matching Contributions for such Plan Year to the Highly Compensated Employee's compensation (as defined in Section 2.1(r) hereof) for such Plan Year, and which in the case of an Employee who is not a Highly Compensated Employee, shall be the ratio of the amount of such Employee's Company Matching Contributions for the prior Plan Year to such Employee's compensation (as defined in Section 2.1(r) hereof) for the prior Plan Year;

                  (b) The "highly compensated contribution percentage," which shall be the average of the "contribution percentages" for all eligible Highly Compensated Employees; and

                  (c) The "nonhighly compensated contribution percentage," which shall be the average of the "contribution percentages" for all Employees then eligible who were not included in the "highly compensated contribution percentage" in (b) above.

         In no event shall the "highly compensated contribution percentage" exceed the greater of: (1) a contribution percentage equal to one and one-fourth (1-1/4) times the "nonhighly compensated contribution percentage" or (2) a contribution percentage equal to two (2) times the "nonhighly compensated contribution percentage," but not more than two (2) percentage points greater than the "nonhighly compensated contribution percentage," or such lesser amount as the

Secretary of Treasury may prescribe to prevent the multiple use of this alternative limitation as set forth in Section 1.401(m)-2(b) of the Treasury Regulations. In the event that multiple use of the alternative limitation occurs with respect to any Plan Year, then either the "highly compensated deferral percentage," as defined in Section 4.5 hereof, or the "highly compensated contribution percentage," as defined above, shall be reduced, such reduction and the Highly Compensated Employees to whom such reduction shall apply to be determined by the Committee in accordance with Section 1.401(m)-2(c) of the Treasury Regulations. If the above contribution percentage test would otherwise be violated as of the end of the Plan Year, then subject to satisfaction of the conditions described in Section 1.401(m)-1(b)(5) of the Treasury Regulations, the "contribution percentage," as defined in (a) above, shall instead be the ratio of the sum of the Employee's Company Matching Contributions, Qualified Nonelective Contributions, if any, and to the extent necessary to satisfy the contribution percentage test, Salary Reduction Contributions for the applicable Plan Year to the Employee's compensation (as defined in Section 2.1(s) hereof) for the applicable Plan Year. Any Salary Reduction Contributions or Qualified Nonelective Contributions so utilized to satisfy the contribution percentage test shall be excluded from consideration for purposes of the deferral percentage test described in Section 4.5. If after consideration of applicable Salary Reduction Contributions and Qualified Nonelective Contributions, if any, as described above, the contribution percentage test would still be violated as of the end of the Plan Year, then notwithstanding any other provision hereof, every Company Matching Contribution included in the "highly compensated contribution percentage" for a Member whose contribution percentage is greater than the permitted maximum shall automatically be revoked to the extent necessary to comply with such contribution percentage test and the amount of such contribution, to the extent revoked, shall constitute an "excess aggregate contribution" to be distributed to such Member (with earnings thereon) or forfeited, if applicable, no later than the last day of the Plan Year following the Plan Year for which such contribution was made. Excess aggregate contributions are allocated to the Highly Compensated Employees with the largest amounts of Employer contributions taken into account in calculating the contribution percentage test for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Employer contributions and continuing in descending order until all excess aggregate contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after first determining required distributions under Section 4.4 hereof, and then determining excess contributions under Section 4.5. In the event there is a loss allocable to an excess aggregate contribution, any distribution to a Member as required by this Section shall be no greater than the lesser of: (a) the value of the Member's Company Matching Contribution Account or (b) the Member's excess aggregate contribution for the Plan Year.

         If a Highly Compensated Employee participates in two (2) or more plans maintained by the Company or any Affiliate that are subject to the contribution percentage test, then such Employee's contribution percentage shall be determined by aggregating his participation in all such plans. In addition, if the Company maintains two (2) or more plans subject to the contribution percentage test and such plans are treated as a single plan for purposes of the coverage requirements for qualified plans under either Code Section 410(b) or 401(a)(4), then such plans are treated as a single plan for purposes of the contribution percentage test.

         4.7. Rollover Contributions: Any Member who has received a distribution of his entire interest in a plan that meets the requirements of Section 401(a) of the Code may, in accordance with procedures approved by the Committee, contribute cash to the Trust Fund only in an amount equal to such distribution, provided that the following conditions are met:

                  (a) The transfer occurs on or before the 60th day following his receipt of such distribution, or if such distribution has previously been deposited in an individual retirement account (as defined in Section 408 of the Code), such distribution has been so deposited no earlier than July 1, 1987, and the transfer occurs on or before the 60th day following his receipt of such distribution from the individual retirement account;

                  (b) If the amount contributed is transferred directly from the other plan without first having been deposited in an individual retirement account, the maximum amount of such transfer shall be the fair market value of that portion of the distribution that would be includible in gross income if not so transferred (determined without regard to Section 402(c) of the Code); and

                  (c) If the amount contributed has previously been deposited in an individual retirement account, then the amount transferred must equal the entire amount in the individual retirement account.

The Committee shall develop such procedures, and may require such information from a Member desiring to make such a transfer, as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Section. Upon approval by the Committee, the amount transferred shall be deposited in the Trust and shall be credited, as of the Valuation Date next following such transfer, to a Rollover Contribution Account for the Member.

         An Employee, prior to satisfying the eligibility conditions of the Plan, as set forth in Section 3.1 hereof, may make a Rollover Contribution to the Trust Fund to the same extent and in the same manner as a Member. If an Employee makes a Rollover Contribution to the Trust Fund prior to satisfying the Plan's eligibility conditions, the Committee and Trustee shall treat the Employee as a Member for all purposes of the Plan except for purposes of sharing in Company Matching Contributions, Salary Reduction Contributions, or Qualified Nonelective Contributions under the Plan until he actually becomes a Member. If the Employee terminates employment prior to becoming a Member, the Trustee will distribute his Rollover Contribution Account to him in accordance with the provisions of Article XV hereof as if such Employee were a Member of the Plan.

         Each Member's Rollover Contribution Account shall be 100% vested and nonforfeitable at all times and shall share in asset adjustments pursuant to
Section 5.2 herein, but shall not share in Company contributions. Upon termination of employment, the total amount of a Member's Rollover Contribution Account shall be distributed in accordance with Article XV hereof.

                                   ARTICLE V
                        Adjustment of Individual Accounts

         5.1. Individual Accounts: The Committee shall establish an Individual Account for each Member showing the monetary value of the individual interest in the Trust Fund of each Employee, former Employee, and Beneficiary. The Individual Account of each Member shall be composed of a Company Matching Contribution Account, to which Company Matching

Contributions, if any, shall be credited, a Salary Reduction Contribution Account, to which Salary Reduction Contributions and Qualified Nonelective Contributions, if any, shall be credited, and, if applicable, a Rollover Contribution Account. Such accounts are primarily for accounting purposes and do not require a segregation of the Trust Fund, except as otherwise provided herein.

         5.2. Method of Adjustment: As of each Valuation Date, before any restoration of accounts as required pursuant to Section 15.3 hereof and before taking into account contributions of the Company for the period since the last preceding Valuation Date, the Committee or the Trustee, as directed by the Committee, shall value the assets of each investment fund and adjust the Individual Accounts of all Members who have elected to participate in such investment fund as follows:

                  (a) The Committee shall determine the market value of the investment fund, including the effect of expenses of administration and other charges against such investment fund since the last Valuation Date.

                  (b) The Committee shall determine the total aggregate value of all Individual Accounts participating in the investment fund as shown in its records as of the prior Valuation Date. The Individual Account balances of Employees, former Employees, and Beneficiaries shall be reduced by any amounts paid to them from the investment fund since the last Valuation Date.

                  (c) The Committee shall then adjust the value of each Individual Account participating in the investment fund by crediting each Individual Account with its proportion of the difference between
         (a) and (b) if (a) is the larger or charging it with its proportion of the difference between (a) and (b) if (b) is larger; the proportion to be so credited or charged to each Individual Account shall be calculated by multiplying the difference between (a) and (b) by a fraction, the numerator of which is the then value of said Individual Account and the denominator of which is the then aggregate value of all Individual Accounts participating in such investment fund.

         5.3. Salary Deferral Elections: Each Member who desires to make Salary Reduction Contributions shall indicate such intent by making an election to be effective as of the Entry Date on which he becomes a Member of the Plan. Such election must be made prior to the applicable Entry Date and shall be effective for each payroll period thereafter until modified or amended, as provided below.

         The terms of such election shall evidence the Member's intent to have the Company withhold from his compensation each payroll period a whole percentage of his Annual Compensation, which is not less than one percent (1%) and does not exceed fifteen percent (15%), and which does not exceed the limitations of Article IV. In furtherance of such election, the Company will make a contribution to the Trust Fund on behalf of the Member for each payroll period in an amount equal to the total amount by which the Member's Annual Compensation from the Company was reduced during such payroll period pursuant to such election.

         Notwithstanding the above, salary deferral elections shall be governed by the following general guidelines:

                  (a) A salary deferral election shall apply to each payroll period during which such election is in effect. Upon termination of employment, such election will become void.

                  (b) A Member may revoke his salary deferral election at any time upon advance notice to the Committee, within the time period established by the Committee, and thus discontinue all future withholding thereafter. Following such a revocation, a Member may elect to resume withholding effective as of the first day of the payroll period next following the payroll period in which the revocation occurs, or as of the first day of any payroll period thereafter. A resumption of withholding following the revocation of a salary deferral election may be made only upon advance notice to the Committee, within the time period established by the Committee, and in the manner prescribed by the Committee. A Member may increase the percentage to be withheld from his Annual Compensation or decrease the percentage to be withheld from his Annual Compensation upon advance notice to the Committee, within the time period established by the Committee, and in the manner prescribed by the Committee, such increase or decrease to be effective as of the first day of the payroll period next following the timely receipt by the Committee of such notice.

                  (c) The Company may unilaterally amend or revoke a salary deferral election with any Member at any time, if the Company determines that such revocation or amendment is necessary to insure that a Member's Annual Additions, as defined in subsection 6.5(b) hereof, for any Plan Year will not exceed the limitations of Article VI or to insure that the requirements of Section 401(k) of the Code have been satisfied with respect to the amount which may be withheld and contributed on behalf of a Highly Compensated Employee.

                                   ARTICLE VI
                                   Allocations

         6.1. Salary Reduction, Company Matching, and Rollover Contributions:
Salary Reduction Contributions and Company Matching Contributions shall be credited to the Individual Accounts of the Members and former Members, as of each Valuation Date, in accordance with each Member's or former Member's salary deferral election and the Company Matching Contribution, if any, made with respect to such Salary Reduction Contributions. Rollover Contributions shall be credited to the Individual Accounts of Members as provided in Section 4.7 hereof.

         6.2. Qualified Nonelective Contributions: As of each Allocation Date, but after any adjustment of Individual Accounts as provided in Section 5.2 and other applicable provisions herein, the Committee shall allocate Qualified Nonelective Contributions, if any, for the Plan Year ending with said Allocation Date to the Individual Accounts of all Members and former Members who are not Highly Compensated Employees for the Plan Year. The amount of the contribution allocated under this Section 6.2 to the Individual Account of each such Member or former Member shall be in the proportion that his Annual Compensation bears to the total Annual Compensation of all such Members and former Members.

         6.3. Forfeitures: If a Member or former Member forfeits a portion of his Individual Account as provided in Section 10.3 hereof, such forfeited amount shall be used first to restore the Individual Accounts of rehired Members as required under Section 15.3 hereof. Any remaining forfeitures shall be used to reduce the Company Matching Contribution. If a Member or former Member who does not have any nonforfeitable right to his Individual Account terminates his employment and thereby forfeits his Individual Account, then in the event such Member or former Member is reemployed before he has incurred five (5) or more consecutive Breaks in Service, his Individual Account that was forfeited shall be restored by the Company at the time of his reemployment.

         6.4. Notification to Members: At least annually, the Committee shall advise each Member, former Member, and Beneficiary for whom an Individual Account is held hereunder of the then balance in such account.

         6.5. Maximum Annual Addition to Account or Benefit:

                  (a) Limitations. If the Employer maintains, or has ever maintained, this Plan and one or more other qualified defined contribution plans, the Annual Additions (as defined in subsection (b) below) allocated under this Plan to any Member's Individual Account shall be limited in accordance with the allocation provisions of this subsection 6.5(a).

                  The amount of the Annual Additions that may be allocated under this Plan to the Individual Account of any Member as of any Allocation Date, together with Annual Additions allocated on behalf of any such member under any other defined contribution plan of the Employer for the Limitation Year (as defined in subsection (b) below) in which such Allocation Date occurs, shall not exceed the Maximum Permissible DC Amount (as defined in subsection (b) below), based upon Annual Compensation up to such Allocation Date for such Limitation Year.

                  If the Annual Additions allocated on behalf of a Member or former Member under this Plan and any other defined contribution plan of the Employer are to be reduced as of any Allocation Date as a result of exceeding the limitations described in the next preceding two paragraphs, such reduction shall be, to the extent required, effected by first reducing the Annual Additions to be allocated on behalf of such Member or former Member under such other defined contribution plan of the Employer as of such Allocation Date.

                  If as a result of the first three paragraphs of this subsection 6.5(a) the allocation of Annual Additions under this Plan is to be reduced, such reduction shall be made as follows:

                           (1) To the extent permitted under applicable Treasury
                  Regulations, the amount of such reduction consisting of Salary Reduction Contributions, and earnings attributable thereto, shall be paid to the Member or former Member as soon as administratively feasible.

                           (2) If an excess amount still exists after applying
                  subparagraph (1), the excess amount shall be allocated to a suspense account as of such Allocation Date and held therein until the next succeeding Valuation Date or Dates on which Company Matching Contributions or Qualified Nonelective Contributions, if any, may be allocated under the provisions of the Plan, at which time such excess amount shall be used to reduce such Company Matching Contributions and Qualified Nonelective Contributions, if any. In the event of termination of the Plan, the suspense account shall revert to the Company.

                           (3) If a suspense account is in existence at any time
                  during a Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust Fund's investment gains and losses.

                  (b) Definitions Applicable to Section 6.5. For purposes of
         Section 6.5, the following definitions shall apply:

                           (1) Annual Additions: Annual Additions are the sum of
                  the following amounts allocated on behalf of a Member or former Member for a Limitation Year:

                                    (i) all Employer contributions;

                                    (ii) forfeitures, if any;

                                    (iii) all Employee contributions; and

                                    (iv) amounts allocated after March 31, 1984,
                           to an individual medical benefit account, as defined in Code Section 415(l)(2), which is part of a pension or annuity plan maintained by the Employer, and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer.

                           The Annual Additions for any Limitation Year
                  beginning before January 1, 1987, shall not be recomputed to treat all Employee Contributions as Annual Additions. Nothing in this definition of Annual Additions shall be construed as requiring the allocation of forfeitures to the Individual Accounts of Members, former Members, or Beneficiaries rather than to reduce Company Matching Contributions, as provided in
                  Section 6.3 hereof.

                           (2) Employer: Employer shall mean, in addition to the
                  Company (as defined in Section 2.1(i) hereof, all members of a controlled group of corporations (as defined in Section 414(b) of the Code as modified by Section 415(h)), all commonly controlled trades or businesses (as defined in Section 414(c) as modified by Section 415(h)) or affiliated service groups (as defined in Section 414(m)) of which the Company is a part, and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

                  (3) Limitation Year: The Limitation Year shall be the twelve
         (12) consecutive month period ending on the last day of December or any other twelve (12) consecutive month period for all qualified plans of the Company pursuant to a written resolution the Company adopts.

                  (4) Maximum Permissible DC Amount: The Maximum Permissible DC Amount for a given Limitation Year is equal to the lesser of (i) 25% of compensation or (ii) $30,000. For purposes of this subparagraph (b)(4), compensation shall mean compensation as defined in Section 3401(a) of the Code and all other payments of compensation to an Employee by the Company (in the course of the Company's trade or business) for which the Company is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3), and 6052 of the Code without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed. For Limitation Years beginning after December 31, 1997, compensation shall include any amounts not includable in the gross income of an Employee pursuant to Sections 125, 132(f)(4), 402(e)(3), 403(b), 457, or 402(h)(l)(B) of the Code applicable to such Limitation Year. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the $30,000 referred to above is multiplied by a fraction, the numerator of which is equal to the number of months in the short Limitation Year and the denominator of which is twelve.

                                  ARTICLE VII
                                   Retirement

         7.1. Normal or Late Retirement: A Member, upon reaching his Normal Retirement Date for the purposes of this Plan, shall be one hundred percent (100%) vested in his Individual Account, and such amount contained therein shall be nonforfeitable. If a Member continues in the employment of the Company beyond his Normal Retirement Date, he shall continue to participate in the Plan.

         7.2. Benefit: Upon Retirement (whether normal or late Retirement in accordance with Section 7.1), a Member shall be entitled to the entire amount to the credit of his Individual Account as of the Valuation Date concurrent with or next following his date of Retirement, including his portion, if any, of Qualified Nonelective Contributions allocated after his date of Retirement, adjusted for earnings and losses, if any, that accrue to the Valuation Date immediately preceding the date of distribution, if later. Upon his Retirement under this Article VII, a Member shall receive the benefits to which he is entitled at the time and in the manner provided in Article XV hereof.

                                  ARTICLE VIII
                                      Death


         8.1. Death of Participant: Upon the death of a Participant while employed by the Company, such Participant's Individual Account shall thereupon become one hundred percent (100%) vested, and the amount contained therein shall be nonforfeitable.

         8.2. Designation of Beneficiary: Each Member and former Member may, from time to time, designate one or more Beneficiaries and alternate Beneficiaries to receive benefits pursuant to this Article in the event of the death of such Member or former Member. Such designation shall be made in writing upon a form provided by the Committee and shall be effective only when filed with the Committee. The last such designation filed with the Committee shall control. If a member is married, his spouse shall automatically be his Beneficiary; provided, however, a Beneficiary other than his spouse may be designated if (1) his spouse consents in writing to such designation, the consent acknowledges the effect of such designation, and the designation is witnessed by a member of the Committee or a notary public; or (2) it is established to the satisfaction of the Committee that there is sufficient reason why the consent may not be obtained. Notwithstanding the foregoing, divorce after the filing of a designation or designations that name the spouse as beneficiary shall be deemed to revoke such designation or designations if written notice of such divorce is received by the Committee before payment has been made in accordance with existing designation or designations on file with the Committee.

         8.3. Benefit: Upon the death of a Member or former Member, his designated Beneficiary shall be entitled to the entire amount to the credit of his Individual Account as of the Valuation Date concurrent with or next following his date of death including his portion, if any, of Qualified Nonelective Contributions allocated after the date of his death, adjusted for earnings and losses, if any, that accrue to the Valuation Date immediately preceding the date of distribution, if later. Payment shall be made at the time and in the manner provided in Article XV hereof.

         8.4. No Beneficiary: If a Member or former Member dies without a designated Beneficiary surviving him, or if all his Beneficiaries die before receiving the payment to which they are entitled, then any amounts to which such Member, former Member, or Beneficiary is entitled hereunder shall be paid to his estate.

         For the purpose of this Plan, the production of a certified copy of the death certificate of any Employee or other person shall be sufficient evidence of death, and the Committee shall be fully protected in relying thereon. In the absence of such proof, the Committee may rely upon such other evidence of death as it deems necessary or advisable.

                                   ARTICLE IX
                                   Disability

         9.1. Disability: If a Participant's employment with the Company terminates as a result of his Disability, such Participant's Individual Account shall thereupon become one hundred percent (100%) vested, and the amount contained therein shall be nonforfeitable.

         9.2. Benefit: In the event of the Disability of a Member or former Member, he shall be entitled to the entire amount to the credit of his Individual Account as of the Valuation Date concurrent with or next following the date on which his termination of employment occurs as a result of his Disability including his portion, if any, of Qualified Nonelective Contributions allocated after the date of his termination of employment, adjusted for earnings and losses, if any, that accrue to the Valuation Date immediately preceding the date of distribution, if later. Payments shall be made at the time and in the manner provided in Article XV hereof.

                                   ARTICLE X
                    Termination of Employment and Forfeitures

         10.1. Eligibility and Benefits:

                  (a) Salary Reduction, Rollover and Qualified Nonelective Contributions. If a Member's employment with the Company shall terminate for any reason other than his Retirement under Article VII, death under Article VIII, or Disability under Article IX, such Member shall be entitled to all of his Salary Reduction Contribution Account and all of his Rollover Contribution Account as of the Valuation Date concurrent with or next following the date on which his termination of employment occurs, including his portion, if any, of Salary Reduction Contributions and Qualified Nonelective Contributions allocated after the date of his termination of employment, adjusted for earnings and losses, if any, that accrue to the Valuation Date immediately preceding the date of distribution, if later.

                  (b) Company Matching Contributions. In addition, such Member shall be entitled to a percentage of the amount in his Company Matching Contribution Account as of the Valuation Date concurrent with or next following the date on which his termination of employment occurs, including his portion, if any, of Company Matching Contributions allocated after the date of his termination of employment, adjusted for earnings and losses, if any, that accrue to the Valuation Date immediately preceding the date of distribution, if later. The percentage of a Member's Company Matching Contribution Account to which he is entitled shall be determined in accordance with the following schedule:

                  Completed Years of Vesting Service      Percentage Payable
                  ----------------------------------      ------------------
                  Less than 1 year                                 0%
                  1 year but less than 2 years                    20%
                  2 years but less than 3 years                   40%
                  3 years but less than 4 years                   60%
                  4 years but less than 5 years                   80%
                  5 years or more                                100%

         The provisions of this paragraph (b) shall be subject to the provisions of Section 17.3 hereof, which shall be given full effect.

         10.2. Time of Payment: The amount to which a Member shall be entitled under Section 10.1 shall be paid to him at the time and in the manner provided in Article XV hereof.

         10.3. Forfeitures: A Member to whom Section 10.1 is applicable shall forfeit that portion of the amount in his Individual Account to which he is not entitled under Section 10.1, and the amount thus forfeited shall be used to reduce Company Matching Contributions pursuant to the provisions of Section 6.3. A Member who does not have any nonforfeitable right to his Individual Account shall be deemed to have received a cashout distribution pursuant to Section 15.3 hereof, and shall forfeit the amount in such Individual Account in the Plan Year in which his termination of employment occurs. A Member who receives a cashout distribution in accordance with the provisions of Section 15.3 hereunder shall forfeit that portion of his Individual Account to which he is not entitled under
Section 10.1 in the Plan Year in which the cashout distribution occurs. A Member who is entitled to a portion of his Individual Account but who is not one hundred percent (100%) vested in such Individual Account and who does not receive a cashout distribution under Section 15.3, shall forfeit that portion of his Individual Account to which he is not entitled under Section 10.1 in the Plan Year in which he incurs five (5) consecutive Breaks in Service.

         10.4. Forfeiture for Cause: In the event a Member who has not completed at least five (5) years of Vesting Service is discharged due to his dishonest or criminal act (proven by conclusive evidence to the unanimous satisfaction of the Committee) or due to embezzlement, fraud, or dishonesty against and damaging to the Company whereby the reasons for such discharge are confirmed by resolution of the board of directors or other governing authority of the Company, the entire amount credited to the benefit of such Member in his Company Matching Contribution Account shall be forfeited and neither he nor his Beneficiary shall be entitled to any benefit hereunder with respect to such amounts. Likewise, any amounts credited, but not distributed, to the Company Matching Contribution Account of a former Member who has not completed at least five (5) years of Vesting Service shall be forfeited upon the discovery of any embezzlement, fraud, or dishonesty of such former Member against and damaging to the Company. Notwithstanding the foregoing, in the event the Plan is top-heavy for any Plan Year, pursuant to Section 19.2 hereof, the provisions of Section 10.1 shall supercede this Section 10.4 and shall be controlling for all purposes hereunder.

                                   ARTICLE XI
                              Withdrawals and Loans

         11.1. Loans to Members: Subject to such rules and regulations as may from time to time be promulgated by the Committee, the Committee upon application of a Member may, in its sole and absolute discretion, direct the Trustee to make a loan or loans to such Member from his Rollover Contribution Account, and upon depletion of the funds in his Rollover Contribution Account, from his Salary Reduction Contribution Account upon such terms as the Committee deems appropriate, subject to the following requirements.

         The maximum amount that may be loaned is the lesser of (i) $50,000.00, reduced as provided below, or (ii) one-half of the sum of the value of the Member's Rollover Contribution Account and the value of the Member's Salary Reduction Contribution Account as of the Valuation Date next preceding the date on which the Committee receives the Member's loan application. The $50,000.00 limitation shall be reduced by the excess (if any) of:

                  (a) the highest outstanding balance of loans from the Plan to the Member during the one-year period ending on the day before the date on which such loan was made, over

                  (b) the outstanding balance of loans from the Plan to the Member on the date on which such loan was made.

         The minimum amount that may be loaned is the sum of: (i) One Thousand and No/100 Dollars ($1,000.00) and (ii) an amount equal to the Plan's loan administration fee in effect on the date on which the loan is made. Only one loan from the Plan per calendar year may be approved for any Member, and no more than one such loan may be outstanding at any time. Loans shall be granted by the Committee in a uniform and nondiscriminatory manner. Each loan shall bear a reasonable rate of interest and be adequately secured and shall by its terms require repayment in no later than five years, unless such loan is used to acquire any dwelling unit that within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Member. All loans shall be repaid pro rata to the applicable account from which the loan proceeds were paid pursuant to a salary deduction procedure established by the Company unless the Member is on an authorized leave of absence or transfers to a location that does not participate in a salary deduction procedure, in which case payment shall be made to the principal office of the Company by check.

         All loans to Members granted under this provision are to be considered a directed investment of such Member. The loan shall remain an asset of the Trust, but to the extent of the outstanding balance of any such loan at any time, the Rollover Contribution Account and, if applicable, Salary Reduction Contribution Account of the Member to whom such loan is made alone shall share in any interest paid on such loan and alone shall bear any expense or loss incurred in connection with such loan. The Trustee may retain any principal or interest paid on any such loan in an interest-bearing segregated account held on behalf of the Member to whom such loan is made until the Trustee deems it appropriate to add such amounts to a Member's Rollover Contribution Account, and if applicable, Salary Reduction Contribution Account. Each loan applicant shall receive a clear statement of the charges involved in each loan transaction.

This statement shall include the dollar amount and annual interest rate of the finance charge. Any outstanding loan or loans to a Member shall, if not paid when due, be liquidated out of the interest of such Member; provided, however, that no such liquidation shall occur prior to the time a Member is entitled to receive a distribution under Article VII, VIII, IX or X hereof or a withdrawal under Section 11.2(b) hereof. No distribution shall be made to any Member or former Member, or to a Beneficiary or Beneficiaries, or the estate of a Member unless and until all unpaid loans to such Member, together with interest, have been liquidated, as described above, or paid in full.

         11.2. Withdrawals:

                  (a) Financial Hardship. A Member may, upon the approval of the Committee, withdraw on account of financial hardship any portion of his Rollover Contribution Account and upon depletion of the funds in his Rollover Contribution Account, any portion of his Salary Reduction Contribution Account other than amounts attributable to Qualified Nonelective Contributions, if any, and income on such Member's Salary Reduction Contributions and Qualified Nonelective Contributions, if any. A Member may not withdraw, on account of hardship, amounts in his Company Matching Contribution Account. A Member who wishes to request a hardship withdrawal shall file with the Committee a written request for withdrawal on a form provided by the Committee. The Committee shall adopt uniform and nondiscriminatory rules regarding the granting of such requests and shall evaluate hardship requests made under this Section. Financial hardship means an immediate and heavy financial need of the Member for which funds are not reasonably available from other resources of the Member. If approved by the Committee, any withdrawal for financial hardship may not exceed the amount deemed necessary to meet the immediate financial need created by the hardship, including any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the withdrawal. Furthermore, the Committee shall not approve the request of any Member for a hardship withdrawal unless the Member has theretofore made all withdrawals, other than hardship withdrawals, and has theretofore obtained all loans permitted under all plans maintained by the Company. The determination of whether a Member suffers sufficient hardship to justify the granting of his written request and of the amount permitted to be withdrawn under this Section shall be made in the sole and absolute discretion of the Committee after a full review of the Member's written request and evidence presented by the Member showing financial hardship.

                  A distribution will generally be treated as necessary to satisfy a financial hardship if the Committee relies upon the Member's written representation, unless the Committee has actual knowledge to the contrary that the hardship cannot reasonably be relieved:

                           (1) through reimbursement or compensation by
                  insurance or otherwise;

                           (2) by liquidation of the Member's assets;

                           (3) by cessation of Salary Reduction Contributions
                  under the Plan; or

                           (4) by other distributions or nontaxable (determined
                  at the time of the loan) loans from plans maintained by the Company, or any other employer of such Member, or by borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the financial hardship.

                  Upon a Member's receipt of a withdrawal for financial hardship, such Member shall be prohibited from making Salary Reduction Contributions for a period of at least twelve (12) months, beginning on the date on which the hardship withdrawal is made. A Member may elect to resume Salary Reduction Contributions as of the first day of any payroll period following the last day of such twelve (12) month period by filing a new salary deferral election within the time period prior to the first day of such payroll period established by the Committee. Upon a Member's resumption of Salary Reduction Contributions, the maximum amount of such contributions that may be made on such Member's behalf for his taxable year following the taxable year in which the hardship withdrawal is made, is the applicable dollar limit for such following taxable year under Section 4.4 hereof, reduced by the amount of Salary Reduction Contributions made on his behalf for his taxable year in which the hardship withdrawal is made.

                  Expenses that may warrant approval of a Member's request for a hardship withdrawal include:

                           (1) Medical expenses described in Section 213(d) of
                  the Code incurred by the Member, the Member's spouse, or any dependents of the Member (as defined in Section 152 of the Code) or necessary for those persons to obtain medical care described in Section 213(d) of the Code and not reimbursed or reimbursable by insurance;

                           (2) Expenses (excluding mortgage payments) incurred
                  to purchase a principal residence of the Member;

                           (3) Payment of tuition, related educational fees, and
                  room and board expenses for the next twelve (2) months of post-secondary education for the Member, his or her spouse, or children or dependents, as defined above;

                           (4) Payments necessary to prevent the eviction of the
                  Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or

                           (5) Such other expenses as the Committee may
                  determine to be within the intent of this Section.

                  (b) Attainment of Age 59-1/2. On or after the date on which he attains age fifty-nine and one-half (59-1/2), a Member who remains employed by the Company shall have the right at any one time prior to the close of any Plan Year to elect in writing, within the time period established by the Committee for such elections, to withdraw all (including the amount of any then outstanding loan from the Plan), but not less than all, of his vested interest (determined pursuant to Section 10.1 hereof, without regard to Articles VII, VIII or IX hereof, as if he had terminated his employment as of the end of such Plan Year for a reason other than Disability, Retirement or death) in his Individual Account as of the end of such Plan Year. A Member who makes an election under this subsection (b) shall be entitled to have credited to his Individual Account his allocable share, if any, of the Company Matching Contributions, Qualified Nonelective Contributions, and Salary Reduction Contributions for the Plan Year in which the election is made. An electing Member's vested interest shall be distributed to him in one lump sum within ninety (90) days after the close of the Plan Year in which such election is made, or if later, the date as of which the value of his Individual Account is finally determined. Partial payment may be made, however, prior to such date in the sole and absolute discretion of the Committee; provided, however, in no event shall any partial payment be made if full payment would be made to the Member in more than one taxable year. A Member who makes an election under this subsection (b) shall be prohibited from participating further in the Plan for the Plan Year next following the Plan Year in which such election is made (and no Company Matching Contributions, Qualified Nonelective Contributions, or Salary Reduction Contributions shall be allocated to his Individual Account) until the first day of the first Plan Year beginning one year after the end of the Plan Year in which the Member's election under this subsection (b) was made.

                                  ARTICLE XII
                          Investment of the Trust Fund

         12.1. Member Direction of Investment:

                  (a) Investment of Contributions. Each Member shall have the right, within the guidelines established by the Committee, to direct the Committee to instruct the Trustee to invest all or any portion of the contributions made by or on behalf of such Member in such investment funds as may be designated by the Committee from time to time. The Committee shall direct the Trustee as to the investment funds in which Members may invest. The Committee may determine to offer as investment funds any investment fund, program, or other vehicle that is suitable as a proper and permissible investment of contributions made to a retirement plan qualified pursuant to Section 401(a) of the Code.

                  (b) Modification of Investment Media. The Committee shall be authorized at any time, and from time to time, to modify, alter, delete, or add to the funds available for investment at the direction of a Member. In the event a modification occurs, the Committee shall notify those Members whom the Committee, in its sole and absolute discretion, determines are affected by the change and shall give such persons such additional time as is determined by the Committee to designate the manner and percentage in which amounts invested in those funds thereby affected shall be invested.

                  The Committee shall not be obligated to substitute funds of similar investment criteria for existing funds, nor shall it be obligated to continue the types of investments presently available to the Members. Nothing contained herein shall constitute any action by the Committee as a direction of investment of the assets or an attempt to control such direction.

                  (c) Investment Direction. Any Member, on or before entry into the Plan, within the time period established by the Committee, may designate the manner and the percentage in which the Member desires the Trustee to invest his current contributions, pursuant to the provisions set forth above, which designation shall continue in effect until revoked or modified by the Member. If a Member fails to designate the investment of his current contributions on or before his entry into the Plan, or if a Member wishes to change such designation, the Member may make such designation or change, within the time period established by the Committee, to become effective for all future contributions as soon as practicable following the date of receipt by the Committee of such designation or change, and such designation or change shall continue in effect until revoked by the Member.

                  In the event the nature of any fund shall, in the opinion of the Committee, change, then the Committee shall notify those Members who the Committee, in its sole and absolute discretion, determines are affected by the change, who shall have a reasonable period of time, as determined by the Committee, to designate the manner and the percentages in which amounts invested in those funds affected by the change shall be invested.

                  Any amounts not directed by a Member for investment shall be invested in the fund or funds designated by the Committee, in is sole and absolute discretion. The provisions of this Section 12.1 shall be subject to such administrative rules as may be established by the Committee. All investment designations shall be made in the manner prescribed by the Committee.

                  The Committee shall maintain separate subaccounts in the name of each Member within his Individual Account to reflect such Member's accrued benefit attributable to his directed investment in the above investment media.

         12.2. Conversion of Investments:

                  (a) Member's Individual Account. Effective as of any Valuation Date, within the time period prior thereto established by the Committee, and subject to any restrictions on transfer imposed under particular investment funds, a Member who has an account balance in his Individual Account in excess of any loan receivables from such Member may, pursuant to guidelines established by the Committee, direct the Committee to instruct the Trustee to convert any whole percentage, up to one hundred percent (100%), of such amount in his Individual Account (in excess of such loan receivables), which is invested in any of the investment media set forth in Section 12.1 hereof, into one or more other of such investment media. Such direction shall be effective as soon as practicable following the date of receipt by the Committee of such direction to convert.

                  (b) Conversion Directions. A direction to convert by any eligible Member shall be irrevocable and shall be made in the manner prescribed by the Committee within the time period established by the Committee. Any conversion of investments pursuant to this Section 12.2 shall not affect a Member's direction of investments with respect to his future contributions pursuant to Section 12.1.

                  (c) Direction of Spouse. If a Member's spouse who is not a Member in this Plan acquires an interest in a Member's Individual Account pursuant to a qualified domestic relations order, then the Member's spouse may direct the Committee to convert the investment of the interest to which such spouse is thus entitled in the same manner and at the same time as the Member may direct a conversion of investments, as provided above. If such spouse becomes a Member of the Plan, the spouse shall be entitled to convert such investments in accordance with the rights of Members in the Plan.

                  (d) Miscellaneous. The Committee is authorized to establish such other rules and regulations, including adding additional times to convert investments, as it determines are necessary to carry out the provisions of Sections 12.1 and 12.2, the specific dates of conversion to be determined by the Committee, and all earnings on the Member's investments after such dates shall be allocated in accordance with the Member's Individual Accounts, as adjusted on such dates. The Committee shall be authorized to modify the allocations of earnings, provided such change is made on a reasonable and nondiscriminatory basis.

                                  ARTICLE XIII
                                 Administration

         13.1. Appointment of Committee: The Plan shall be administered by a Committee consisting of at least three or more persons who shall be appointed by and serve at the pleasure of the board of directors of the Company. All usual and reasonable expenses of the Committee may be paid in whole or in part by the Company, and any expenses not paid by the Company shall be paid by the Trustee out of the principal or income of the Trust. The members of the Committee shall not receive compensation with respect to their services for the Committee. The members of the Committee may serve without bond or security for the performance of their duties hereunder unless applicable law makes the furnishing of such bond or security mandatory or unless required by the Company. Any member of the Committee may resign by delivering his written resignation to the Company and to the other members of the Committee.

         13.2. Committee Powers and Duties: The Committee shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers and duties:

                  (a) to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner, and time of payment of any benefits hereunder;

                  (b) to prescribe procedures to be followed by distributees in obtaining benefits;

                  (c) to make a determination as to the right of any person to a benefit and to afford any person dissatisfied with such determination the right to a hearing thereon;

                  (d) to receive from the Company and from Members such information as shall be necessary for the proper administration of the Plan;

                  (e) to delegate to one or more of the members of the Committee the right to act in its behalf in all matters connected with the administration of the Plan and Trust;

                  (f) to receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee;

                  (g) to appoint or employ for the Plan any agents it deems advisable, including, but not limited to, legal counsel; and

                  (h) to take any and all further actions from time to time as the Committee, in its sole and absolute discretion, shall deem necessary for the proper administration of the Plan.

         The Committee shall have no power to add to, subtract from, or modify any of the terms of the Plan, nor to change or add to any benefits provided by the Plan, nor to waive or fail to apply any requirements of eligibility for benefits under the Plan. The Committee shall have full and absolute discretion in the exercise of each and every aspect of its authority under this Plan, including without limitation, all of the rights, powers, and authorities specified in this Section 13.2 and, if applicable, in Section 13.3 hereof.

         A majority of the members of the Committee shall constitute a quorum for the transaction of business. No action of the Committee shall be taken except upon a majority vote of the Committee members other than as described in subparagraph (e) above. An individual shall not vote or decide upon any matter relating solely to himself or vote in any case in which his individual right or claim to any benefit under the Plan is particularly involved. If in any case in which a Committee member is so disqualified to act, and the remaining members cannot agree, the board of directors of the Company will appoint a temporary substitute member to exercise all the powers of the disqualified member concerning the matter in which he is disqualified.

         13.3. Duties and Powers of the Plan Administrator: The Plan Administrator shall have such powers as may be necessary to discharge his duties hereunder, including, but not by way of limitation, the following powers and duties:

                  (a) to file with the Internal Revenue Service (and, effective for Plan Years beginning on or after January 1, 1999, the Secretary of Labor) the annual report, and with the Internal Revenue Service such other documents as may be requested by the Internal Revenue Service from time to time;

                  (b) to file with the Secretary of Labor such documents as may be requested by the Secretary of Labor from time to time;

                  (c) to furnish each Member, former Member, and each Beneficiary receiving benefits hereunder a summary plan description explaining the Plan;

                  (d) to furnish any Member, former Member, or Beneficiary, who requests in writing, statements indicating such Member's, former Member's, or Beneficiary's total accrued benefits and nonforfeitable benefits, if any;

                  (e) to furnish to a Member a statement containing information contained in a registration statement required by Section 6057(a)(2) of the Code;

                  (f) to maintain all records necessary for verification of information required to be filed with any government agency;

                  (g) to allocate the assets of the Plan available to provide benefits to Members in the event the Plan should terminate; and

                  (h) to report to the Trustee all available information regarding the amount of benefits payable to each Member, the computations with respect to the allocation of assets, and any other information which the Trustee may require in order to terminate the Plan.

         13.4. Rules and Decisions: The Committee may adopt such rules as it deems necessary or desirable. All rules and decisions of the Committee shall be uniformly and consistently applied to all Employees in similar circumstances. The Committee is required to provide a notice in writing to any person whose claim for benefits under the Plan has been denied, setting forth the specific reasons for such denial. The Committee shall adopt rules or procedures to carry out the intent of this Section and to provide a basis for a full and fair review by the Committee of the decision denying the claim and provide such person with an opportunity to supply any evidence he has to sustain the claim.

         13.5. Committee Procedures: The Committee may adopt such bylaws as it deems desirable. The Committee shall elect one of its members as chairman. The Committee shall advise the Trustee of such election in writing. The Committee shall keep a record of all meetings and forward all necessary communications to the Trustee.

         13.6. Authorization of Benefit Payments: The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan. The Committee shall keep on file, in such manner as it may deem convenient or proper, all reports from the Trustee.

         13.7. Payment of Expenses: All expenses incident to the administration, termination, or protection of the Plan and Trust, including but not limited to, actuarial, legal, accounting, and Trustee's fees, shall be paid by the Company, or if not paid by the Company, shall be paid by the Trustee from the Trust Fund and until paid, shall constitute a first and prior claim and lien against the Trust Fund.

         13.8. Indemnification of Members of the Committee: The Company shall, to the maximum extent permitted under the Company's bylaws, indemnify the members of the Committee against liability or loss sustained by them by an act or failure to act in their capacity as members of the Committee.

                                  ARTICLE XIV
                                     Notices

         14.1. Notice to Trustee: As soon as practicable after a Member ceases to be in the employ of the Company for any of the reasons set forth in Articles VII through X, inclusive, the Committee shall give notice to the Trustee, which notice shall include such of the following information and directions as are necessary or advisable under the circumstances:

                  (a) name and address of the Member;

                  (b) name and address of the Beneficiary or Beneficiaries in case of a Member's death;

                  (c) amount to which Member is entitled in case of termination of employment pursuant to Article X; and

                  (d) manner and amount of payments to be made pursuant to
         Article XV.

         If a former Member dies, the Committee shall give a like notice to the Trustee, but only if the Committee learns of his death.

         14.2. Subsequent Notices: At any time and from time to time after giving the notice as provided for in Section 14.1, the Committee may modify such original notice or any subsequent notice by means of a further notice or notices to the Trustee; but any action theretofore taken or payments theretofore made by the Trustee pursuant to a prior notice shall not be affected by a subsequent notice.

         14.3. Reliance upon Notice: Upon receipt of any notice as provided in this Article, the Trustee shall promptly take whatever action and make whatever payments are called for therein, it being intended that the Trustee may rely upon the information and directions in such notice absolutely and without question. However, the Trustee may call to the attention of the Committee any error or oversight that the Trustee believes to exist in any notice.

                                   ARTICLE XV
                                Benefit Payments

         15.1. Method of Payment: As soon as practicable after a Member, former Member, or Beneficiary is entitled to receive benefits hereunder, as provided in Articles VII, VIII, IX or X and this Article XV, the Committee shall give written notice to the Trustee. Such benefits shall be paid to the Member, former Member, or his Beneficiary in a lump sum. Any benefit payable hereunder will be paid in cash.

         15.2. Time of Payment: Distribution shall be made as soon as administratively practicable, but in no event later than one (1) year after the Valuation Date coincident with or immediately following the date on which a Member, former Member, or Beneficiary shall become entitled to receive a benefit hereunder. Notwithstanding the foregoing, if the nonforfeitable portion of a Member's or former Member's Individual Account exceeds Three Thousand Five Hundred and No/100 Dollars ($3,500.00) in Plan Years beginning before January

1, 1998, or Five Thousand and No/100 Dollars ($5,000.00) in Plan Years beginning on or after January 1, 1998, no distributions may commence without the consent of the Member or former Member until he attains age sixty-two (62). Such consent must be obtained within the ninety (90) day period ending on the date of distribution. The Committee shall notify the Member or former Member of the right to defer any distribution until the date on which he attains age sixty-two
(62). Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code, and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the date of distribution. Notwithstanding the foregoing, the consent of the Member or former Member shall not be required to the extent that a distribution is required to satisfy Section 415 or Sections 401(k)(8) or 401(m)(6) of the Code. In addition, upon termination of this Plan, if the Plan does not then offer an annuity option, the Member's or former Member's Individual Account may, without his consent, be distributed to the Member or former Member or transferred to another defined contribution plan maintained by an Affiliate. Furthermore, if a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than thirty (30) days after the notice required under Section 1.411(a)-11(c) of the Treasury Regulations is given, provided that: (i) the Committee clearly informs the Member that he has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (ii) the Member, after receiving the notice, affirmatively elects a distribution.

         Distribution shall be made no later than the required beginning date, which is April 1st of the calendar year following the later of: (a) the calendar year in which a Member or former Member attains age 70 1/2 or (b) the calendar year in which the Member retires; provided that if a Member or former Member is a Five Percent (5%) Owner (as defined in Section 19.1(f) hereof), then the required beginning date is April 1st of the calendar year following the calendar year in which such Member or former Member attains age 70 1/2. Effective as of the date on which this restated Plan is adopted, distribution of a Member's entire Individual Account shall be made in a single lump sum on or before such Member's or former Member's required beginning date. In the case of a Member who attains age 70 1/2 prior to the date on which this restated Plan is adopted, the minimum distribution required for the calendar year immediately preceding the Member's or former Member's required beginning date must be made on or before his required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the calendar year in which the Member's or former Member's required beginning date occurs, must be made on or before December 31 of such calendar year. All minimum distributions required under this
Article XV shall be determined and made in accordance with the applicable Treasury Regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Treasury Regulations. Neither the life expectancy of the Member nor that of his spouse may be recalculated for purposes of determining minimum distributions.

         Notwithstanding any provision herein to the contrary, any Member or former Member who attains age 70 1/2 in a calendar year after 1995 and prior to the date on which this restated Plan is adopted, may irrevocably elect, in the manner established by the Committee, by April 1 of the calendar year following the year in which the Member or former Member attains age 70 1/2 (or by December 31, 1997 in the case of a Member or former Member who attains age 70 1/2 in

1996) to defer distributions until April 1 of the calendar year following the calendar year in which the Member or former Member retires. If no such election is made, the Member or former Member will begin receiving distributions by the April 1 of the calendar year following the year in which the Member or former Member attains age 70 1/2 (or by December 31, 1997 in the case of a Member or former Member who attains age 70 1/2 in 1996). Furthermore, any Member or former Member who attains age 70 1/2 in a calendar year prior to 1996, may irrevocably elect, in the manner established by the Committee, to stop distributions and recommence distributions as of the April 1 of the calendar year following the calendar year in which such Member or former Member retires.

         If distributions have commenced so that payments are being made over the life of the Member or former Member, and he dies before his entire interest has been distributed, then the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of his death, but in no event later than one year after the Valuation Date coincident with or immediately following his death. On the other hand, if a Member or former Member dies before the distribution of any of his benefits has begun, then his entire interest will be distributed no later than one year after the Valuation Date coincident with or immediately following his death. If the designated Beneficiary is the Member's or former Member's surviving spouse and such surviving spouse dies after the Member or former Member, but before payment to such surviving spouse is made, then the provisions of the preceding sentence shall be applied as if the surviving spouse were the Member or former Member. Furthermore, if the designated Beneficiary is the surviving spouse of the Member or former Member, then distribution to such surviving spouse will not be required earlier than the later of: (a) December 31 of the calendar year immediately following the calendar year of the Member's or former Member's death and (b) December 31 of the calendar year in which the Member or former Member would have attained age 70 1/2. Distribution of benefits is considered to have begun, for purposes of this paragraph, on the required beginning date; provided that if a Member's or former Member's designated Beneficiary is his surviving spouse, and such surviving spouse dies after the Member or former Member but before payments to such surviving spouse have begun, then distribution of benefits is considered to have begun on the date distribution to the surviving spouse is required to begin pursuant to the provisions of this paragraph. Any amount paid to the child of a Member or former Member will be treated as if it had been paid to the surviving spouse if the amount becomes payable when the child reaches the age of majority. Unless a Member or former Member elects otherwise, in writing, no distribution hereunder shall start later than 60 days after the close of the Plan Year in which the last to occur of the following occurs:

                  (a) the Member or former Member attains Normal Retirement Age,

                  (b) the 10th anniversary of the year in which the Member or former Member commenced participation in the Plan, or

                  (c) the Member or former Member terminates service with the Company.

         15.3. Cash Out Distribution: If a Member or former Member who has received a distribution of his benefits hereunder on or before the last day of the second Plan Year following the year in which his termination of employment occurs, has forfeited a portion of his Individual

Account, then in the event such Member or former Member is subsequently rehired by the Company prior to the date on which he incurs five (5) consecutive Breaks in Service, he shall be entitled to repay, at any time prior to the earlier of:
(i) the date which is five (5) years after the first date on which he is subsequently reemployed by the Company and (ii) the date on which he incurs five
(5) consecutive Breaks in Service, the amount of the distribution to him from his Individual Account. Upon such repayment, the rehired Member's or former Member's Individual Account shall be credited with the exact amount which was nonvested at the time of termination. In the event a rehired Member or former Member who has received a distribution hereunder does not timely repay such distribution from his Individual Account, as provided above, then the amount he forfeited at the time of his termination of employment pursuant to the terms of
Section 10.3 hereof shall remain forfeited. His prior years of Vesting Service shall be taken into account, however, for purposes of determining his vested interest in contributions following reemployment. If a Member or former Member who does not have any nonforfeitable right to his Individual Account and thus is deemed to have received a cashout distribution, pursuant to the provisions of
Section 10.3 hereof, is subsequently reemployed by the Company and five (5) consecutive Breaks in Service have not occurred, then upon such reemployment, the rehired Member's or former Member's Individual Account shall be credited with the exact amount which was nonvested at the time of termination.

         15.4. Minority or Disability Payments: During the minority or Disability of any person entitled to receive benefits hereunder, the Committee may direct the Trustee to make payments due such person directly to him or to his spouse or a relative or to any individual or institution having custody of such person. Neither the Committee nor the Trustee shall be required to see to the application of payments so made, and the receipt of the payee (including the endorsement of a check or checks) shall be conclusive as to all interested parties.

         15.5. Distributions Under Domestic Relations Orders: Nothing contained in this Plan shall prevent the Trustee, in accordance with the direction of the Committee, from complying with the provisions of a qualified domestic relations order (as defined in Section 414(p) of the Code).

         Effective July 20, 2000, the Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Member or former Member has attained his earliest retirement age under the Plan, as defined in Section 414(p) of the Code; provided, however, that a distribution to an alternate payee prior to the Member or former Member's attainment of earliest retirement age is available only if:
(1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution;
(2) the order specifies such distribution to be in the form of a single, lump-sum payment; and (3) if the amount to which the alternate payee is entitled under the Plan exceeds $5,000, and the order so requires, the alternate payee consents to any distribution occurring prior to the Member or former Member's attainment of earliest retirement age. Nothing in this Section 15.5 gives a Member or former Member a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not otherwise permitted under the Plan.

         The Plan Administrator shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan

Administrator shall promptly notify the Member or former Member and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator shall determine the qualified status of the order and shall notify the Member or former Member and each alternate payee, in writing, of its determination. The Plan Administrator shall provide notice under this paragraph by a mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations. The Plan Administrator may treat as qualified any domestic relations order entered prior to January 1, 1985, irrespective of whether it satisfies all the requirements described in Section 414(p) of the Code.

         If any portion of an Individual Account is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Committee shall direct the Trustee to segregate the amounts that are payable into a separate account and to invest the segregated account solely in fixed income investments. If the Plan Administrator determines the order is a qualified domestic relations order within eighteen
(18) months of receiving the order, the Committee shall direct the Trustee to distribute the segregated account in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within eighteen (18) months after receiving the order, the Committee shall direct the Trustee to distribute the segregated account in the manner in which the Plan would otherwise distribute if the order did not exist and shall apply the order prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

         To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Committee may direct the Trustee to invest any amount that is subject to being paid to an alternate payee pursuant to said order into a segregated subaccount or separate account and to invest the account in federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount shall remain a part of the Trust, but it alone shall share in any income it earns, and it alone shall bear any expense or loss it incurs.

         The Trustee shall make any payments or distributions required under this Section 15.5 by separate benefit checks or other separate distribution to the alternate payee(s).

         15.6. Direct Rollover of Eligible Rollover Distributions. An individual who is entitled to a benefit hereunder, the distribution of which would qualify as an "eligible rollover distribution," as such term is hereinafter defined, may, in lieu of receiving any payment or payments from the Plan, direct the Trustee to transfer all or any portion of such payment or payments directly to the trustee of an "eligible retirement plan" as such term is hereinafter defined. For purposes of this Section 15.6, the term "eligible rollover distribution" is defined as any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any hardship distribution described in Code Section 401(k)(B)(i)(IV). For purposes of this Section 15.6, the term "eligible retirement plan" is defined as an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), and a qualified trust described in Code Section 401(a) that accepts the distributee's "eligible rollover distribution," or in the case of an eligible rollover distribution to the surviving spouse, an individual retirement account or individual retirement annuity). Such election must be made on a form provided by the Committee for that purpose and received by the Committee no later than the date established by the Committee preceding the date on which the distribution is to occur. Any election made pursuant to this Section 15.6 may be revoked at any time prior to the date established by the Committee preceding the date on which the distribution is to occur. If an individual who is so entitled has not elected a direct rollover within the time and in the manner set forth above, such distributee shall be deemed to have affirmatively waived a direct rollover. A distributee who wishes to elect a direct rollover shall provide to the Committee, within the time and in the manner prescribed by the Committee, such information as the Committee shall reasonably request regarding the eligible retirement plan or plans to which the payment or payments are to be transferred. The Committee shall be entitled to rely on the information so provided, and shall not be required to independently verify such information. The Committee shall be entitled to delay the transfer of any payment or payments pursuant to this Section 15.6 until it has received all of the information that it has requested in accordance with this Section 15.6.

                                  ARTICLE XVI
                                     Trustee

         16.1. Appointment of Trustee: A Trustee (or Trustees) shall be appointed by the Committee to administer the Trust Fund. The Trustee shall serve at the pleasure of the Committee and shall have such rights, powers, and duties as are provided to a Trustee under ERISA for the investment of assets and for the administration of the Trust Fund.

         16.2. Appointment of Investment Manager: An Investment Manager (or Investment Managers) may be appointed by the Committee to manage (including the power to acquire and dispose of) any part or all of the assets of the Trust Fund. The Investment Manager shall serve at the pleasure of the Committee, and shall have the rights, powers, and duties provided to a named fiduciary under ERISA for the investment of the assets assigned to it. (The Investment Manager may be referred to from time to time hereafter as "he," "they," or "it," or may be referred to in the singular or plural, but all such references shall be to the then acting Investment Manager or Investment Managers serving hereunder.)

         16.3. Responsibility of Trustee and Investment Manager: All contributions under this Plan shall be paid to and held by the Trustee. The Trustee shall have responsibility for the investment and reinvestment of the Trust Fund except with respect to the management of those assets specifically delegated to the Investment Manager and those funds invested pursuant to the provisions of Section 15.5. The Investment Manager shall have exclusive management and control of the investment and/or reinvestment of the assets of the Trust Fund assigned to it in writing by the Trustee. All property and funds of the Trust Fund, including income from investments and from all other sources, shall be retained for the exclusive benefit of Members or former Members, as provided herein, and shall be used to pay benefits to Members or former Members or their Beneficiaries, or to pay expenses of administration of the Plan and Trust Fund to the extent not paid by the Company.

         This Plan and the related Trust are intended to allocate to each fiduciary the individual responsibilities of the prudent execution of the functions assigned to each. None of the allocated responsibilities or any other responsibility shall be shared by the fiduciaries or the Trustee unless such sharing shall be provided for by a specific provision in this Plan or related Trust.

         16.4. Bonding of Trustee and Investment Manager: Neither the Trustee nor the Investment Manager shall be required to furnish any bond or security for the performance of their powers and duties hereunder unless the applicable law makes the furnishing of such bond or security mandatory.

                                  ARTICLE XVII
                        Amendment and Termination of Plan

         17.1. Amendment of Plan: The Company may, without the assent of any other party, make from time to time any amendment or amendments to this Plan that do not cause any part of the Trust Fund to be used for, or diverted to, any purpose other than the exclusive benefit of Members or former Members of the Plan. Any such amendment shall be by a written instrument executed by the Company, and shall become effective as of the date specified in such instrument. Notwithstanding the foregoing, no amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Member's or former Member's accrued benefit, except as provided in Section 412(c)(8) of the Code. For purposes of the preceding sentence, an amendment which has the effect of decreasing a Member's or former Member's Individual Account or eliminating an optional form of benefit, with respect to benefits attributable to service prior to such amendment, shall be treated as reducing an accrued benefit. If any amendment changes the vesting schedule set forth in Section 10.1, then a Member's or former Member's nonforfeitable percentage in his Individual Account because of a change to the vesting schedule shall not be less than his nonforfeitable percentage computed under the vesting schedule in effect prior to the amendment. Furthermore, if any amendment changes the vesting schedule set forth in Section 10.1, then each Member or former Member having at least three
(3) Years of Vesting Service may elect to be governed under the vesting schedule set forth in the Plan without regard to the amendment. The Member or former Member must file his written election with the Committee within sixty (60) days after receipt of a copy of the amendment. The Committee shall furnish the Member or former Member with a copy of the amendment and with notice of the time within which his election must be returned to the Committee.

         17.2. Termination of Plan: The Company may at any time, effective as specified, terminate the Plan by resolution of its board of directors. A certified copy of such resolution shall be delivered to the Trustee.

         17.3. Suspension and Discontinuance of Contributions: In the event the Company decides it is impossible or inadvisable for it to continue to make its contributions as provided in Article IV, it shall have the power by appropriate resolution to either:

                  (a) suspend its contributions to the Plan;

                  (b) discontinue its contributions to the Plan; or

                  (c) terminate the Plan.

Suspension shall be a temporary cessation of contributions and shall not constitute or require a termination of the Plan. Such a suspension which has not ripened into a complete discontinuance shall not constitute or require a termination of the Plan or Trust or any vesting of Individual Accounts, other than as prescribed by the provisions of Section 10.1. A complete discontinuance of contributions by the Company shall not constitute a formal termination of the Plan and shall not preclude later contributions, but all Individual Accounts of Members or former Members not theretofore fully vested shall be and become 100% vested and nonforfeitable in the respective Members or former Members, irrespective of the provisions of Section 10.1. In such event, Employees who become eligible to enter the Plan subsequent to the discontinuance shall receive no benefit, and no additional benefits shall accrue to any of such Employees unless such contributions are resumed. After the date of a complete discontinuance of contributions, the Trust shall remain in existence as provided in this Section 17.3, and the provisions of the Plan and Trust shall remain in force as may be necessary in the sole and absolute discretion of the Committee.

         17.4. Liquidation of Trust Fund: Upon termination or partial termination of the Plan, the Individual Accounts of all Members, former Members, and Beneficiaries shall thereupon be and become fully vested and nonforfeitable. Thereupon, the Trustee shall convert the Trust Fund to cash after deducting all charges and expenses. The Committee shall then adjust the balances of all Individual Accounts, as provided in Section 5.2. Thereafter, the Trustee shall distribute the amount to the credit of each affected Member, former Member, and Beneficiary, in accordance with the provisions of Article XV hereof.

         17.5. Consolidation or Merger: This Plan shall not be merged or consolidated with, nor shall any assets or liabilities be transferred to, any other plan, unless the benefits payable on behalf of each Member or former Member, if the Plan were terminated immediately after such action, would be equal to or greater than the benefits to which such Member or former Member would have been entitled if this Plan had been terminated immediately before such action. The Trustee shall not accept a direct transfer of assets from a plan subject to the requirements of Section 417 of the Code.

                                 ARTICLE XVIII
                               General Provisions

         18.1. No Employment Contract: Nothing contained in this Plan shall be construed as giving any person whomsoever any legal or equitable right against the Committee, the Company, its stockholders, officers or directors, or against the Trustee, except as the same shall be specifically provided for in this Plan. Nor shall anything in this Plan give any Member, former Member, or other Employee the right to be retained in the service of the Company, and the employment of all persons by the Company shall remain subject to termination by the Company to the same extent as if this Plan had never been executed.

         18.2. Manner of Payment: Wherever and whenever it is herein provided for payments or distributions to be made, whether in money or otherwise, said payments or distributions shall be made directly into the hands of the Member or former Member, his Beneficiary, his administrator, executor or guardian, or an alternate payee pursuant to Section 15.5 herein, as the case may be. A deposit to the credit of a person entitled to payment in any bank or trust company selected by such person shall be deemed payment into his hands, and provided further that in the event any person otherwise entitled to receive any payment or distribution shall be a minor or an incompetent, such payment or distribution may be made to his guardian or other person as may be determined by the Committee.

         18.3. Nonalienation of Benefits: Subject to Code Section 414(p) and
Section 15.5 herein relating to qualified domestic relations orders, the interest of any Member, former Member, or Beneficiary hereunder shall not be subject in any manner to any indebtedness, judgment, process, creditors' bills, attachments, garnishment, levy, execution, seizure, or receivership, nor shall such interest be in any manner reduced or affected by any transfer, assignment, conveyance, sale, encumbrance, act, omission, or mishap, voluntary or incidental, anticipatory or otherwise, of or to said Member, former Member, or Beneficiary, and they and any of them shall have no right or power to transfer, convey, assign, sell, or encumber said benefits and their interest therein, legal or equitable, during the existence of this Plan; provided, however, that a Participant may assign or pledge his vested interest in the Fund as security for a loan made pursuant to the provisions of Section 11.1 hereof. Notwithstanding the foregoing, no provision of this Plan shall preclude the enforcement of a Federal tax levy made pursuant to Section 6331 of the Code or collection by the United States on a judgment resulting from an unpaid tax assessment.

         18.4. Titles for Convenience Only: Titles of the Articles and Sections hereof are for convenience only and shall not be considered in construing this Plan. Also words used in the singular or the plural may be construed as though in the plural or singular where they would so apply.

         18.5. Validity of Plan: This Plan and each of its provisions shall be construed and their validity determined by the laws of the State of Texas, and all provisions hereof shall be administered in accordance with the laws of said State, provided that in case of conflict, the provisions of ERISA shall control.

         18.6. Plan Binding: This Plan shall be binding upon the successors and assigns of the Company and the Trustee and upon the heirs and personal representatives of those individuals who become Members hereunder.

         18.7. Return of Contributions: This Plan and the related Trust are designed to qualify under Sections 401(a) and 501(a) of the Code. Anything contained herein to the contrary notwithstanding, if the initial determination letter is issued by the District Director of Internal Revenue to the effect that this Plan and related Trust hereby created, or as amended prior to the receipt of such letter, do not meet the requirements of Section 401(a) and 501(a) of the Code, the Company shall be entitled at its option to withdraw all contributions theretofore made, in which event the Plan and Trust shall then terminate.

         Each contribution to the Plan is specifically conditioned on the deductibility of such contribution under the Code. The Trustee, upon written request from the Company, shall return to the Company the amount of the Company's contribution made as a result of a mistake of fact or the amount of the Company's contribution disallowed as a deduction under Section 404 of the Code. Such return of contribution must be made within one (1) year after (a) the Company made the contribution by mistake of fact or (b) the disallowance of the contribution as a deduction. The amount of contribution subject to being returned hereunder shall not be increased by any earnings attributable to the contribution, but such amount subject to being returned shall be decreased by any losses attributable to it.

         18.8. Missing Members or Beneficiaries: Each Member shall file with the Committee from time to time in writing a mailing address and any change of mailing address for himself and his designated Beneficiary. Any communication, statement or notice addressed to a Member or Beneficiary at the last mailing address filed with the Committee, or if no such address is filed with the Committee, then at his last mailing address as shown on the Company's records, shall be binding on the Member or his Beneficiary for all purposes of the Plan. The Committee shall not be required to search for or locate a Member or Beneficiary. If the Committee notifies any Member or Beneficiary that he is entitled to a distribution and also notifies him of the provisions of this
Section 18.8 (or makes reasonable effort to so notify such Member or Beneficiary by certified letter, return receipt requested, to the last known address, or such other further diligent effort, including consultation with the Internal Revenue Service or the Social Security Administration, to ascertain the whereabouts of such Member or Beneficiary as the Committee deems appropriate) and the Member or Beneficiary fails to claim his distributive share or make his whereabouts known to the Committee within three years thereafter, the distributive share of such Member or Beneficiary will be forfeited and applied to reduce the Company Matching Contribution. However, if the Member or his Beneficiary should, thereafter, make a proper claim for such share, it shall be distributed to him.

         18.9. Qualified Military Service: Notwithstanding any provision of this Plan to the contrary, effective December 12, 1994, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                  ARTICLE XIX
                                 Top-Heavy Rules

         19.1. Definitions: For purposes of applying the provisions of this
Article XIX:

                  (a) "Key Employee" shall mean, as of any Determination Date (as defined below), any Employee or former Employee who, at any time during the Plan Year (which includes the Determination Date) or during the preceding four Plan Years is (i) an officer of the Company having Annual Compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year,
         (ii) one of the ten Employees of the Company having Annual Compensation of more than the limitation in effect under Section 415(c)(1)(A) of the Code and owning the largest interests in the Company, (iii) a Five Percent (5%) Owner in the Company, or (iv) a One Percent (1%) Owner of the Company who has Annual Compensation of more than $150,000. The constructive ownership rules of Section 318 of the Code will apply to determine ownership in the Company. The Committee will make the determination of who is a Key Employee in accordance with Section 416(i)(1) of the Code and the regulations under that Code Section. The Beneficiary of a Key Employee shall be treated as a Key Employee for purposes of determining whether this Plan is top-heavy.

                  (b) "Non-Key Employee" is an Employee who does not meet the definition of Key Employee.

                  (c) "Required Aggregation Group" means:

                           (1) Each qualified plan of the Company or an
                  Affiliated Entity (as defined below) in which at least one (1) Key Employee participates or participated at any time during the Plan Year which includes the Determination Date, or during the preceding four Plan Years (regardless of whether the plan has terminated); and

                           (2) Any other qualified plan of the Company which
                  enables a plan described in (1) to meet the requirements of
                  Section 401(a)(4) or Section 410 of the Code.

                  (d) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Company, but only if such group would satisfy in the aggregate the requirements of
         Section 401(a)(4) and Section 410 of the Code. The Committee shall determine which plans to take into account in determining the Permissive Aggregation Group.

                  (e) "Determination Date" for any Plan Year is the Allocation Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Allocation Date of that Plan Year.

                  (f) "Five Percent (5%) Owner" is any person who owns more than five percent (5%) of the outstanding stock of the Company or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Company.

                  (g) "One Percent (1%) Owner" is any person who owns more than one percent (1%) of the outstanding stock of the Company or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Company.

                  (h) "Affiliated Entity" shall mean all the members of (i) a controlled group of corporations as defined in Section 414(b) of the Code; (ii) a commonly controlled group of trades or businesses (whether or not incorporated) as defined in Section 414(c) of the Code; (iii) an affiliated service group as defined in Section 414(m) of the Code of which the Company is a part; or (iv) a group of entities required to be aggregated pursuant to Section 414(o) of the Code and the regulations issued thereunder.

         19.2. Determination of Top-Heavy Status: The Plan is top-heavy for a Plan Year if the top-heavy ratio as of the Determination Date (as defined in Section 19.1 above) exceeds sixty percent (60%). The top-heavy ratio is a fraction, the numerator of which is the sum of the present value of the Individual Accounts of all Key Employees (as defined in Section 19.1 above) as of the Determination Date, the contributions for all Key Employees that are due as of the Determination Date, and distributions made to all Key Employees within the five (5) year period immediately preceding the Determination Date, and the denominator of which is a similar sum determined for all Employees in the Plan. If an Employee has not performed any services for the Company at any time during the five (5) year period ending on the Determination Date, any amount in the Individual Account of such Employee shall not be taken into account. The Committee shall calculate the top-heavy ratio without regard to any Non-Key Employee (as defined in Section 19.1 above) who was formerly a Key Employee. The Committee shall calculate the top-heavy ratio, including the extent to which it must take into account distributions, rollovers, and transfers, in accordance with Section 416 of the Code and the regulations under that Code Section.

         If the Company maintains other qualified plans (including a simplified employee pension plan), this Plan is top-heavy only if it is part of the Required Aggregation Group (as defined in Section 19. 1 above), and the top-heavy ratio for both the Required Aggregation Group and the Permissive Aggregation Group (as defined in Section 19.1 above) exceeds sixty percent (60%). The Committee will calculate the top-heavy ratio in the same manner as required by the first paragraph of this Section 19.2, taking into account all plans within the aggregation group. The Committee shall calculate the present value of accrued benefits and the other amounts the Committee must take into account under defined benefit plans or simplified employee pension plans included within the group, in accordance with the terms of those plans, Section 416 of the Code, and the regulations under that Code Section. The Committee shall calculate the top-heavy ratio with reference to the Determination Dates that fall within the same calendar year.

         19.3. Minimum Company Contribution: Notwithstanding anything contained herein to the contrary, for any Plan Year in which this Plan is determined to be top-heavy (as determined under Section 19.2 hereof), each Non-Key Employee who is an eligible Member shall be entitled to a supplemental contribution equal to three percent (3%) of such Non-Key Employee's Annual Compensation, reduced by the amount of Qualified Nonelective Contributions, if any, allocated to his Salary Reduction Contribution Account for the applicable Plan Year. For purposes of this Section 19.3, an eligible Member is a Non-Key Employee who is employed by the Company on the last day of the Plan Year.

         The percentage referred to in the preceding paragraph shall not exceed the percentage of Annual Compensation at which Company contributions, including Salary Reduction Contributions, are made or allocated under this Plan, and all other qualified defined contribution plans maintained by the Company, to the Key Employee for whom such percentage is the largest; provided, however, this sentence shall not apply if the Plan is required to be included in an Aggregation Group and enables a defined benefit plan required to be included in such group to meet the requirements of Code Sections 401(a)(4) or 410. If the minimum allocation is made for a Non-Key Employee pursuant to another qualified plan maintained by the Company, then the minimum allocation requirement will be considered satisfied for purposes of this Plan.

                                   ARTICLE XX
                              Fiduciary Provisions

         20.1. General Allocation of Duties: Each fiduciary with respect to the Plan shall have only those specific powers, duties, responsibilities, and obligations as are specifically given him under the Plan. The board of directors of the Company shall have the sole responsibility for authorizing its contributions under the Plan. The Company shall have the sole authority to appoint and remove the members of the Committee and to amend or terminate this Plan, in whole or in part. The Committee shall have the sole authority to appoint and remove the Trustee and Investment Managers. However, neither the board nor the Committee shall be liable for any acts or omissions of the Trustee or Investment Manager or be under any obligation to invest or otherwise manage any assets of the Trust Fund which are subject to the management of the Trustee or Investment Manager. Except as otherwise specifically provided, the Committee shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described herein. Except as otherwise specifically provided, the Trustee shall have the sole responsibility for the administration, investment, and management of the assets held under the Plan. It is intended under the Plan that each fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities, and obligations hereunder and shall not be responsible for any act or failure to act of another fiduciary, except to the extent provided by law or as specifically provided herein.

         20.2. Fiduciary Duty: Each fiduciary under the Plan shall discharge its duties and responsibilities with respect to the Plan:

                  (a) solely in the interest of the Members of the Plan, for the exclusive purpose of providing benefits to such Members and their Beneficiaries, and defraying reasonable expenses of administering the Plan;

                  (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                  (c) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is prudent not to do so; and

                  (d) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with applicable law.

         20.3. Fiduciary Liability: A fiduciary shall not be liable in any way for any acts or omissions constituting a breach of fiduciary responsibility occurring prior to the date it becomes a fiduciary or after the date it ceases to be a fiduciary.

         20.4. Co-Fiduciary Liability: A fiduciary shall not be liable for any breach of fiduciary responsibility by another fiduciary unless:

                  (a) it participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach;

                  (b) by its failure to comply with Section 404(a)(1) of ERISA in the administration of its specific responsibilities which give rise to its status as a fiduciary, it has enabled such other fiduciary to commit a breach; or

                  (c) having knowledge of a breach by such other fiduciary, it fails to make reasonable efforts under the circumstances to remedy the breach.

         20.5. Delegation and Allocation: The Committee may appoint subcommittees, individuals, or any other agents as it deems advisable and may delegate to any of such appointees any or all of the powers and duties of the Committee. Such appointment and delegations must clearly specify the powers and duties delegated. Upon such appointment and delegation, the delegating Committee members shall have no liability for the acts or omissions of any such delegate, as long as the delegating Committee members do not violate their fiduciary responsibility in making or continuing such delegation.

         IN WITNESS WHEREOF, Southwest Airlines Co. has caused its corporate seal to be affixed hereto and these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized this 16th day of November, 2001.



                                       SOUTHWEST AIRLINES CO.

ATTEST:


/s/ DEBORAH ACKERMAN                   By:  /s/ JAMES F. PARKER
-------------------------------             -----------------------------------
Assistant Secretary                         James F. Parker, Chief Executive
                                            Officer

STATE OF TEXAS                  )
                                )
COUNTY OF DALLAS                )

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this 16th day of November, 2001, personally appeared James F.
Parker, to me known to be the individual person who subscribed the name of SOUTHWEST AIRLINES CO., as its Chief Executive Officer, to the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary Act and deed and the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, the day and year last above written.


                                                /s/ LINDA SIMMONS
                                                ------------------------------
                                                Notary Public in and for the
                                                State of Texas



My Commission Expires:

12/11/01
--------------------------------


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